                             Important Information


[LOGO] John Hancock                                            November 19, 2001

Dear Contract or Certificate Owner:

I am writing to ask for your vote on important matters concerning your investment in certain funds within your John Hancock variable annuity or variable life insurance contract.

Your fund's trustees are proposing the merger of certain funds in the John Hancock Variable Series Trust I (the "Acquired Funds") into certain other similar funds in the John Hancock Variable Series Trust I (the "Acquiring Funds"), as described in the enclosed proxy materials and summarized in the questions and answers on the following pages.

The Board of Trustees considered the following matters, among others, in approving the proposals:

 . The main purpose of combining the funds as described in the proxy materials is to enable them to be managed more effectively and efficiently. In particular, in each case the acquired fund has not grown large enough to be operated as economically and as effectively as desirable on a long-term basis. Nor does the acquired fund have prospects for improving its growth rate for the foreseeable future.

 . The combination of the acquired fund and the acquiring fund will not result in any increase in the total fees and other expenses borne by any shareholder over time. In fact, on a continuing basis, shareholders can expect to benefit from lower overall expenses than if the two funds remained separate. Combining the funds will not result in any dilution of the value of your interest or that of any shareholder of either fund.

 . The investment goals of the combining funds are the same with only one partial exception. The investment goal of the Mid Cap Blend Fund is long-term capital appreciation. The investment goal of the acquiring Growth & Income Fund adds income, with the investment goal for that fund being income and long-term capital appreciation.

The fund merger proposals have been unanimously approved by each fund's board of trustees, who believe the mergers will benefit you. This includes all of the trustees who are independent of John Hancock. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is important. Please read the enclosed materials, and complete, sign and return the enclosed proxy ballot(s) to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your Investment Professional or call a John Hancock Service Representative at 1-800-824-0335, Monday through Friday between 8:00 a.m. and 7:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

                                    Sincerely,

                                    /s/ Michele G. Van Leer

                                    Michele G. Van Leer
                                    Chairman

Insurance products are issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company*, Boston, MA 02117. Securities products are distributed by John Hancock Funds, Inc., Member NASD and Signator Investors, Inc., Member NASD, SIPC.
*Not licensed in New York.

Q&A FUND MERGER PROXY

Q:  What are the changes being proposed?

A: Generally, these proposals focus on merging similar funds to create combined funds which have significantly more assets and offer a greater opportunity for future growth.

  Specifically, the trustees of your fund(s) are proposing the following mergers:

                Acquired Fund             Acquiring Fund
  --------------------------------------------------------------
    Proposal 1  Large Cap Value CORESM II Large Cap Value CORESM
  --------------------------------------------------------------
    Proposal 2  Large/Mid Cap Value II    Large/Mid Cap Value
  --------------------------------------------------------------
    Proposal 3  Active Bond II            Active Bond
  --------------------------------------------------------------
    Proposal 4  Aggressive Balanced       Managed
  --------------------------------------------------------------
    Proposal 5  Mid Cap Blend             Growth & Income

Q: Will this change affect the value of my contract? Will there be any tax implications?

A: No. There will be no impact on the value of your investment in your variable life insurance or variable annuity contract, and there are no tax implications (no Form 1099R will be generated).

Q: Will the transfer count towards the 12 free transfers allowed per contract year?

A: No, the merger transfer will be free and it will not count toward your allowable 12 free transfers per year.

Q: What if I do not want to have any units of the acquired fund transferred to the proposed acquiring fund?

A: Prior to the merger, you may contact an Annuity Service Representative at 1-800-824-0335 or a Life Service Representative at 1-800-732-5543, Monday through Friday between 8:00 a.m. - 7:00 p.m. Eastern Time and request a transfer to another investment option or Fixed Account (if available in your state). Please consult your Investment Professional prior to reallocating your assets.

Q:  How do I vote?

A:  Follow two simple steps:
  STEP 1:First, read the sections of the accompanying proxy statement/ prospectus that apply to your fund(s).
  STEP 2: Finally, complete the enclosed voting card for each of your funds and return it in the enclosed postage-paid envelope. If you have more than one card, you need to complete, sign and mail each one.

Q:  Does my vote make a difference?

A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that John Hancock represents your wishes when it casts votes at the shareholder meeting. The Board voted unanimously to recommend these changes for your fund(s), and your approval is needed to implement the changes.

                       LARGE CAP VALUE CORE SM II FUND*
                         LARGE/MID CAP VALUE II FUND**
                            ACTIVE BOND II FUND***
                           AGGRESSIVE BALANCED FUND
                              MID CAP BLEND FUND
  (each a separate investment "Fund" of John Hancock Variable Series Trust I,
                    197 Clarendon Street, Boston, MA 02117,
                       TOLL FREE NUMBER: 1-800-732-5443)

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR DECEMBER 13, 2001

  This is the formal agenda for each Fund's shareholders meeting. It tells what matters will be voted on and the time and place of the meeting. You are receiving this notice because you own a variable annuity or variable life insurance contract or certificate that was participating one or more of the above-listed Funds as of the record date for the meeting. The insurance company that issued your contract or certificate will vote the Fund shares attributable to your contract or certificate in accordance with your instructions.

  To the shareholders of each Fund:

  A joint shareholders meeting for your Fund(s) will be held at 197 Clarendon Street, Boston, Massachusetts on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, to consider the following:

  1. A proposal to combine the Large Cap Value CORESM II Fund with the Large Cap Value CORE Fund of John Hancock Variable Series Trust I. Shareholders in the Large Cap Value CORESM II Fund would receive Large Cap Value CORESM Fund shares having the same value as their prior Large Cap Value CORESM II Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

  2. A proposal to combine the Large/Mid Cap Value II Fund with the Large/Mid Cap Value Fund of John Hancock Variable Series Trust I. Shareholders in the Large/Mid Cap Value II Fund would receive Large/Mid Cap Value Fund shares having the same value as their prior Large/Mid Cap Value II Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

  3. A proposal to combine the Active Bond II Fund with the Active Bond Fund of John Hancock Variable Series Trust I. Shareholders in the Active Bond II Fund would receive Active Bond Fund shares having the same value as their prior Active Bond II Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

  4. A proposal to combine the Aggressive Balanced Fund with the Managed Fund of John Hancock Variable Series Trust I. Shareholders in the Aggressive Balanced Fund would receive Managed Fund shares having the same value as their prior Aggressive Balanced Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

  5. A proposal to combine the Mid Cap Blend Fund with the Growth & Income Fund of John Hancock Variable Series Trust I. Shareholders in the Mid Cap Blend Fund would receive Growth & Income Fund shares having the same value as their prior Mid Cap Blend Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

  6. Any other business that may properly come before the meeting.
--------
  *  Known as the American Leaders Large Cap Value Fund prior to January 1,
     2001.
 **  Known as the Mid Cap Value Fund prior to January 1, 2001.
***  Known as the Core Bond Fund prior to January 1, 2001.

  Shareholders of record as of the close of business on October 10, 2001 are entitled to vote at the meeting and any related follow-up meetings (adjournments).

  Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If contract and certificate owners do not return their proxies in sufficient numbers, your Fund could incur the cost of extra solicitations.

                                          By order of the Board of Trustees,
                                          /s/ Michele G. Van Leer
                                          Michele G. Van Leer
                                          Chairman, Board of Trustees

November 19, 2001

                       LARGE CAP VALUE CORE SM II FUND*
                         LARGE/MID CAP VALUE II FUND**
                            ACTIVE BOND II FUND***
                           AGGRESSIVE BALANCED FUND
                              MID CAP BLEND FUND
    (each an "Acquired Fund" and a separate investment fund of John Hancock
                           Variable Series Trust I,
                    197 Clarendon Street, Boston, MA 02117,
                       toll free number: 1-800-732-5443)

                         LARGE CAP VALUE CORE SM FUND
                           LARGE/MID CAP VALUE FUND
                               ACTIVE BOND FUND
                                 MANAGED FUND
                             GROWTH & INCOME FUND
   (each an "Acquiring Fund" and a separate investment fund of John Hancock
                           Variable Series Trust I)

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           Dated: November 19, 2001

  This combined Proxy Statement/Prospectus is being furnished to you in connection with a Special Meeting of Shareholders of the five "Acquired Funds" listed above. The meeting is for the purpose of approving a proposed combination of each Acquired Fund with one of the "Acquiring Funds" listed above. Each such combination is the subject of a separate "Proposal" in this Proxy Statement/Prospectus.

  Shareholders in an Acquired Fund on the record date of the meeting can vote for the Proposal relating to that Fund as follows:

                                                                 Proposal
                                                            -------------------
   Fund                                                      1   2   3   4   5
   ----                                                     --- --- --- --- ---
   Large Cap Value CORE SM II..............................   X
   Large/Mid Cap Value II..................................       X
   Active Bond II..........................................           X
   Aggressive Balanced.....................................               X
   Mid Cap Blend...........................................                   X

  This Proxy Statement/Prospectus contains information a shareholder of an Acquired Fund should know before voting on the combination proposed for that Fund. Please read it and retain it for future reference.

 How to Get More Information:

  The Trust is a series-type open-end management investment company, and has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 19, 2001, relating to the proposed combination of the Acquired and Acquiring Funds. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus. A prospectus for the Acquired Funds, dated May 1, 2001, (the "Acquired Fund Prospectus") also is on file with the SEC and is incorporated into this Proxy Statement/Prospectus by reference. You can request a free copy of any of these documents, using the address or toll-free number shown above.
--------
  *  Known as the American Leaders Large Cap Value Fund prior to January 1,
     2001.
 ** Known as the Mid Cap Value Fund prior to January 1, 2001.
*** Known as the Core Bond Fund prior to January 1, 2001.

  The SEC maintains a web site at http://www.sec.gov where you can find the prospectus and statement of additional information described above and other information about the Acquired and Acquiring Funds.

  The Securities and Exchange Commission has not approved or disapproved the securities described in this Proxy Statement/Prospectus, and has not passed on the accuracy or the adequacy of this Proxy Statement/Prospectus. Anyone who tells you otherwise is committing a federal crime.

                  CONTENTS OF THIS PROXY STATEMENT/PROSPECTUS

  This Proxy Statement/Prospectus provides information about each Proposal that will be voted on, as follows:

                                                                      Page No.
                                                                      --------
Proposal 1: Combination of the Large Cap Value CORE SM II Fund and
            the Large Cap Value CORE SM Fund.........................     4
Proposal 2: Combination of the Large/Mid Cap Value II Fund and the
            Large/Mid Cap Value Fund.................................     9
Proposal 3: Combination of the Active Bond II Fund and the Active
            Bond Fund................................................    14
Proposal 4: Combination of the Aggressive Balanced Fund and the
            Managed Fund.............................................    20
Proposal 5: Combination of the Mid Cap Blend Fund and the Growth &
            Income Fund..............................................    27

  The discussion of each Proposal that begins at the page numbers listed above includes material such as:

  .Synopsis of the Proposed Combination

  .Board Consideration of the Combination

  .Reasons for Combining the Funds

  .Further Comparison of the Acquiring Fund and the Acquired Fund

  Further back in this Proxy Statement/Prospectus is the following material of relevance to all the Proposals:

                                                                      Page No.
                                                                      --------
Voting Procedures and Conduct of the Shareholders' Meeting...........    34
Capitalization of the Funds..........................................    36
Distribution of Fund Shares..........................................    37
Net Asset and Share Valuations.......................................    37
Agreement and Plan of Reorganization.................................    38
Information Filed with the Securities and Exchange Commission........    38
Appendix A--Basic Information About the Acquiring Funds..............   A-1
Appendix B--Performance Information Pertaining to the Acquiring
 Funds...............................................................   B-1
Appendix C--Share Ownership Information..............................   C-1

PROPOSAL 1:  COMBINATION OF LARGE CAP VALUE CORE SM II FUND (the "Acquired
             Fund") AND LARGE CAP VALUE CORE SM FUND ( the "Acquiring Fund")

Synopsis of the Proposed Combination

  The Acquired Fund and the Acquiring Fund are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  .  Each shares the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the value of the Fund's assets may fall (as well as rise) due to changes in securities market conditions; the risk that the Funds' portfolio managers will be unsuccessful in making investment decisions that achieve their intended results; and the risk that the types of large capitalization, value-oriented equity investments that the Funds focus on will fall out of favor and underperform other types of securities. Investments in certain "derivative" instruments are a secondary risk of the Funds. (Please refer to the material for the Large Cap Value COREsm Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these risk factors, which are substantially the same for both Funds.)

  Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be economically viable on a long-term basis. Nor does the Acquired Fund have prospects for attaining such viability for the foreseeable future.

  The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, the combination will make it more likely that the level of fees and expenses that Acquired Fund shareholders bear will go down over time. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.

                               Fees and Expenses

  The following table shows each Fund's fees and expenses for the twelve months ended June 30, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.

                           Large Cap Value Large Cap Value  Pro-Forma of Combined
                           Core SM II Fund   Core SM Fund     Acquired Fund and
Type of Fee or Expense(1)  (Acquired Fund) (Acquiring Fund)    Acquiring Fund
-------------------------  --------------- ---------------- ---------------------
Sales Charge Imposed on
 Purchases...............        None            None                None
Deferred Sales Charge....        None            None                None
Sales Charge Imposed on
 Reinvested Dividends....        None            None                None
Redemption Fee...........        None            None                None
Exchange Fee.............        None            None                None
Maximum Account Fee......        None            None                None
Distribution or Service
 (12b-1) Fees............        None            None                None
Investment Management
 Fees....................        .75%(2)         .75%                .75%
Other Expenses (Before
 Reimbursement(3)).......        .66%            .20%                .31%
  Total Annual Fund
   Operating Expenses
   (Before
   Reimbursement(3)).....       1.41%(2)         .95%               1.06%
Reimbursement from
 Investment Manager(3)...        .56%            .10%                .21%
  Total Annual Fund
   Operating Expenses
   (After
   Reimbursement(3)).....        .85%(2)         .85%                .85%

--------
(1) The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
(2) Restated to reflect a .05% investment management fee decrease effective as of May 1, 2001.
(3) The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

                           Examples of Fund Expenses

  The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above.

  The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
The Acquired Fund (Large Cap Value CORE SM II
 Fund)........................................  $87    $272    $473    $1,053
The Acquiring Fund (Large Cap Value CORE SM
 Fund)........................................  $87    $272    $473    $1,053
Pro-Forma of Acquired Fund and Acquiring Fund
 Combined.....................................  $87    $272    $473    $1,053

 Terms of Proposed Combination

  In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

  Although each Fund's share of expenses relating to the combination is expected to be approximately $12,000, John Hancock Life Insurance Company ("John Hancock") is expected to bear those expenses, rather than the Funds. This is because John Hancock bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that the Funds' expenses will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional costs for either the Acquired Fund or the Acquiring Fund.

  The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

  The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

  The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

  The Trustees considered this matter at a Board meeting held on September 12, 2001. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $7 million of assets, while the Acquiring Fund had approximately $44 million.

  . The fact that, due to its small size, the Acquired Fund is not economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, the remedy this.

  . The fact that a combination with the Acquiring Fund would address this problem in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the potential future benefits of lower fee and expense levels and more effective management.

  . The performance record of the Acquiring Fund since its commencement of operations on August 31, 1999. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, part of that performance was achieved by a sub-adviser that has now been terminated and that used a somewhat different investment program. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

  .  The fact that the combination will not in any way disadvantage either
     Fund.

Reasons for Combining the Funds

 Recent Developments

  As of January 1, 2001, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Federated Investment Management Company was replaced as the Fund's sub-adviser.

  Also as of January 1, 2001, the Trustees, consistent with a recommendation of John Hancock, appointed Goldman Sachs Asset Management ("Goldman Sachs") to take over as the sub-adviser to the Acquired Fund. Subsequently, effective May 1, 2001, the Fund's shareholders approved the Fund's new sub-investment management agreement with Goldman Sachs and approved related changes in the Fund's investment management agreement with John Hancock.

  Among the reasons why John Hancock and the Trust's Board of Trustees selected Goldman Sachs as the Acquired Fund's new sub-adviser was their favorable evaluation of Goldman Sachs' service to the Trust's Large Cap Value CORE SM Fund. (Goldman Sachs has been the sub-adviser to that Fund since its inception on August 31, 1999.) The overall investment goal and strategy of the Acquired Fund did not change when Goldman Sachs assumed its sub-advisory responsibilities. Goldman Sachs, however, did bring its own unique capabilities to management of the Fund, including Goldman Sachs' proprietary "CORE SM" quantitative model. "CORE SM" is a service mark of Goldman Sachs. (Further information on this appears in Appendix A at the end of this Proxy Statement/Prospectus.)

  Accordingly, since taking over as the Acquired Fund's sub-adviser, Goldman Sachs has sought to manage the Acquired Fund in the same way as it manages the Large Cap Value CORE SM Fund. To reflect this new approach, the Acquired Fund was renamed "Large Cap Value CORE SM II Fund."

  Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliated life insurance companies have stopped offering the Acquired Fund as an investment option under their variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

 Potential Benefits from Combining the Funds

  The proposed combination addresses the problem that the Acquired Fund is currently too small to be economic and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the Large Cap Value CORE SM Fund, it is possible to combine these two funds without disrupting their investment program or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

  A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, it becomes more likely that these "break points" will come into play in the future. This would make the percentage of assets paid as investment management fees lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders would directly benefit from any such cost reductions.

  Combining the Funds will also make available certain efficiencies that will reduce the level of other operating expenses below what the Acquired Fund alone would pay. This increases the likelihood those expenses will in the future fall below the Fund's .10% expense cap. Acquired Fund shareholders would directly benefit from this.

  Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

  In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a small amount of assets in comparison to what the combined Funds will have.

Further Comparison of the Acquiring Fund and the Acquired Fund

 Investment Goal

  The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation and dividend income.

  The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

 Investment Strategies

  The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth of capital.

  Goldman Sachs uses substantially the same personnel and analytical techniques in managing each of these Funds.

  For additional details about the Funds' investment strategies, please refer to Appendix A at the end of this Proxy Statement/Prospectus.

 Fundamental Investment Restrictions

  The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders. These are identical for both Funds.

 Investment Advisory Services

  John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

  The Acquired Fund and the Acquiring Fund pay investment management fees to John Hancock pursuant to identical fee schedules: .75% per annum of the Fund's first $50,000,000 of average daily net assets; 0.65% of the next $150,000,000; and .60% of any additional amounts. Prior to May 1, 2001, the Acquired Fund paid management fees to John Hancock at a rate of .80% per annum for the first $50,000,000 of the Fund's average daily net assets; .65% of the next $200,000,000; .60% of the next $250,000,000; and .55% of any additional amounts.

  In the investment management agreements for both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

  Goldman Sachs serves as sub-adviser for each Fund. In this capacity, Goldman Sachs has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

  Goldman Sachs receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Goldman Sachs receives sub-management fees from John Hancock at the same rate for the Acquiring Fund as for the Acquired Fund: .40% per annum of the first $50,000,000 of each Fund's average daily net assets; .30% of the next $150 million; and .25% of any additional amounts.

PROPOSAL 2: COMBINATION OF LARGE/MID CAP VALUE II FUND (the "Acquired Fund")
             AND LARGE/MID CAP VALUE FUND (the "Acquiring Fund")

Synopsis of the Proposed Combination

  The Acquired Fund and the Acquiring Fund are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  . Each shares substantially the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the value of the Fund's assets may fall (as well as rise) due to changes in securities market conditions; the risk that the Funds' portfolio managers will be unsuccessful in making investment decisions that achieve their intended results; the risk of investing in small and medium capitalization companies; and the risk that the types of large and medium capitalization, value-oriented equity investments that the Funds focus on will fall out of favor and underperform other types of securities. Investments in certain "derivative" instruments and initial public offerings are secondary risks of the Funds. (Please refer to the material for the Large/Mid Cap Value Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these risk factors, which are substantially the same for both Funds.)

  Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower levels of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.

                               Fees and Expenses

  The following table shows each Fund's fees and expenses for the twelve months ended June 30, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period:

                                Large/Mid Cap   Large/Mid Cap   Pro-Forma Combined
                                Value II Fund     Value Fund    Acquired Fund and
Type of Fee or Expense(1)      (Acquired Fund) (Acquiring Fund)   Acquiring Fund
-------------------------      --------------- ---------------- ------------------
Sales Charge Imposed on
 Purchases...................       None             None              None
Deferred Sales Charge........       None             None              None
Sales Charge Imposed on
 Reinvested Dividends........       None             None              None
Redemption Fee...............       None             None              None
Exchange Fee.................       None             None              None
Maximum Account Fee..........       None             None              None
Distribution or Service (12b-
 1) Fees.....................       None             None              None
Investment Management Fees...       .80%(2)          .93%              .78%
Other Expenses (Before
 Reimbursement(3))...........       .05%             .30%              .08%
  Total Annual Fund Operating
   Expenses (Before
   Reimbursement(3)).........       .85%(2)         1.23%              .86%
Reimbursement from Investment
 Manager(3)..................        --              .20%               --
  Total Annual Fund Operating
   Expenses (After
   Reimbursement(3)).........       .85%(2)         1.03%              .86%

--------
(1) The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
(2) Restated to reflect an investment management fee revision effective as of May 1, 2001. Absent such revision the investment management fees would still have been .80%.
(3) The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

  Although the above table shows the level of pro-forma combined expenses being very slightly higher than that of the Acquired Fund alone, John Hancock and the Trust do not believe this will actually be the case for the periods following the proposed combination. This is because the pro-forma combined expenses in the table above are based on the actual expenses of the Acquired Fund and the Acquiring Fund for the twelve months ended June 30, 2001. For various reasons, these expenses were larger than normal. However, following the proposed combination of the Funds, it is expected that the actual level of costs and expenses borne by each Fund's shareholders will be lower than if the Funds had remained separate.

                           Examples of Fund Expenses

  The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. For reasons stated in the preceding paragraph, however, John Hancock and the Trust believe that the actual level of costs and expenses borne by each Fund's shareholders will be lower than if the Funds remain separate.

  The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
The Acquired Fund (Large/Mid Cap Value II
 Fund)........................................  $ 87   $271    $471    $1,047
The Acquiring Fund (Large/Mid Cap Value
 Fund)........................................  $105   $328    $568    $1,259
Pro-Forma of Acquired Fund and Acquiring Fund
 Combined.....................................  $ 87   $273    $475    $1,057

 Terms of Proposed Combination

  In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

  The Funds' share of expenses relating to the combination are estimated to be approximately $80,000 for the Acquired Fund and $46,000 for the Acquiring Fund. This is not expected to be of relevance to the Acquiring Fund prior to the combination of the two Funds. This is because John Hancock Life Insurance Company ("John Hancock") bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that, prior to the combination, the expenses of the Acquiring Fund will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional costs to the Acquiring Fund during this time. Any such expenses allocated to the Acquired Fund, or, after the combination, to the Acquiring Fund, are expected to be more than offset by the expected lower effective investment advisory fee rate that will result from the combination. Therefore, the combination is not expected to result in any actual net costs for either the Acquired Fund or the Acquiring Fund.

  The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

  The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

  The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

  The Trustees considered this matter at a Board meeting held on September 12, 2001. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now essentially identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $121 million of assets, while the Acquiring Fund had approximately $37 million.

  . The fact that a combination with the Acquiring Fund would permit shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected benefits of lower levels of fees and expenses.

  . The performance record of the Acquiring Fund since its commencement of operations on August 31, 1999. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, because part of that performance was achieved by a sub-adviser that has now been terminated and that used a somewhat different investment program.

  .  The fact that the combination will not in any way disadvantage either
     Fund.

Reasons for Combining the Funds

 Recent Developments

  As of January 1, 2001, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Neuberger Berman LLP was replaced as the Fund's sub-adviser.

  Also as of January 1, 2001, the Trustees, consistent with a recommendation of John Hancock, appointed Wellington Management Company ("Wellington") to take over as the sub-adviser to the Acquired Fund. Subsequently, effective May 1, 2001, the Fund's shareholders approved the Fund's new sub-investment management agreement with Wellington and approved related changes in the Fund's investment management agreement with John Hancock.

  Among the reasons why John Hancock and the Trust's Board of Trustees selected Wellington as the Acquired Fund's new sub-adviser was their favorable evaluation of Wellington's service to the Trust's Large/Mid Cap Value Fund. (Wellington has been the sub-adviser to that Fund since its inception on August 31, 1999.) The overall investment goal and strategy of the Acquired Fund did not change when Wellington assumed its sub-advisory responsibilities. As compared with Neuberger Berman, however, Wellington tends to make more investments in companies that have large market capitalizations.

  Since taking over as the Acquired Fund's sub-adviser, Wellington has sought to manage the Acquired Fund in the same way as it manages the Large/Mid Cap Value Fund. To reflect this new approach, the Acquired Fund was renamed "Large/Mid Cap Value II Fund."

  Inasmuch as the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliated life insurance companies have stopped offering the Acquired Fund as an investment option under their variable life insurance and variable annuity contracts. See "Distribution of Fund Shares."

 Potential Benefits from Combining the Funds

  Because, as discussed above, the Acquired Fund is now substantially similar to the Large/MidCap Value Fund, it is possible to combine these two funds without disrupting their investment program or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically.

  A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

  Combining the two Funds also will result in certain efficiencies that are expected to reduce the amount of other operating expenses below what the Acquired Fund currently pays. Acquired Fund shareholders would directly benefit from this.

Further Comparison of the Acquiring Fund and the Acquired Fund

 Investment Goal

  The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

  The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

 Investment Strategies

  The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large and medium-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth of capital.

  Wellington uses substantially the same personnel and analytical techniques in managing each of these Funds.

  For additional details about the Funds' investment strategies, please refer to Appendix A at the end of this Proxy Statement/Prospectus.

 Fundamental Investment Restrictions

  The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

  In minor respects, the Acquired Fund's fundamental investment restrictions are narrower than those of the Acquiring Fund. This means that the Acquiring Fund theoretically could engage in certain practices that the Acquired Fund could not. However, given the nature of the Fund's investment program, the prospect is remote that the sub-adviser would ever exercise this broader authority in any way that materially changes the character or risk profile of the Acquiring Fund. Therefore, John Hancock does not regard the differences in the Funds' Fundamental Investment Restrictions as material.

 Investment Advisory Services

  John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

  The Acquired Fund and the Acquiring Fund pay investment management fees to John Hancock pursuant to identical fee schedules: .95% per annum of the Fund's first $25,000,000 of average daily net assets; 0.85% of the next $25,000,000;
 .75% of the next $50,000,000; and .65% of any additional amounts. The Acquired Fund currently has approximately $100,000,000 of assets, while the Acquiring Fund has less than $50,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination. Prior to May 1, 2001, the Acquired Fund paid management fees to John Hancock at a rate of .80% per annum for the first $500,000,000 of the Fund's average daily net assets;
 .775% of the next $150,000,000; .75% of the next $250,000,000; .725% of the next $250,000,000; and .70% of any additional amounts.

  In the investment management agreements of both the Acquiring and the Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of
 .10% per annum of the Fund's average daily net assets.

  Wellington serves as sub-adviser for each Fund. In this capacity, Wellington has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

  Wellington receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Wellington receives sub-management fees from John Hancock at the same rate for the Acquiring Fund as for the Acquired Fund: .60% per annum of the first $25,000,000 of each Fund's average daily net assets; .50% of the next $25 million; .40% for the next $50,000,000 and .30% of any additional amounts.

PROPOSAL 3: COMBINATION OF ACTIVE BOND II FUND (the "Acquired Fund")
             AND ACTIVE BOND FUND (the "Acquiring Fund")

Synopsis of the Proposed Combination

  The Acquired Fund and the Acquiring Fund are very similar Funds:

  . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

  . Each shares essentially the same investment goals, policies and strategies;

  . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

  . Each is subject to substantially the same risks. These include primarily the risk that the value of the Fund's assets may fall (as well as rise) due to changes in securities market conditions; the risk that the Funds' portfolio manager will be unsuccessful in making investment decisions that achieve their intended results; the risk that any rise in interest rates may cause the value of the Fund's assets to fall; the risk that early payment of debt securities held by the Funds will adversely affect their performance; the risk that issuers will default on their obligations to the Fund or will experience declines in credit ratings; the risk of holding some amount of high-risk, "high-yield" bonds; and the risk of high expenses due to high portfolio "turnover" rates. Secondary risks are those inherent in investing in foreign securities and certain derivative instruments. (Please refer to the material for the Active Bond Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these risk factors, which are substantially the same for both Funds.)

  Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be economically viable on a long-term basis. Nor does the Acquired Fund have prospects for attaining such viability in the foreseeable future.

  The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower levels of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.

                               Fees and Expenses

  The following table shows each Fund's fees and expenses for the twelve months ended June 30, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period:

                                                                Pro-Forma of Combined
                           Active Bond II Fund Active Bond Fund   Acquired Fund and
Type of Fee or Expense(1)    (Acquired Fund)   (Acquiring Fund)    Acquiring Fund
-------------------------  ------------------- ---------------- ---------------------
Sales Charge Imposed on
 Purchases...............          None              None               None
Deferred Sales Charge....          None              None               None
Sales Charge Imposed on
 Reinvested Dividends....          None              None               None
Redemption Fee...........          None              None               None
Exchange Fee.............          None              None               None
Maximum Account Fee......          None              None               None
Distribution or Service
 (12b-1) Fees............          None              None               None
Investment Management
 Fees....................          .70%              .62%(2)            .62%
Other Expenses (Before
 Reimbursement(3)).......          .48%               .5%               .15%
  Total Annual Fund
   Operating Expenses
   (Before
   Reimbursement(3)).....         1.18%              .77%(2)            .77%
Reimbursement from
 Investment Manager(3)...          .38%              .05%               .05%
  Total Annual Fund
   Operating Expenses
   (After
   Reimbursement(3)).....          .80%              .72%(2)            .72%

--------
(1) The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
(2) Restated to reflect an increase in the investment management fee (which previously had been .25%) effective as of November 1, 2000.
(3) The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

                           Examples of Fund Expenses

  The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above.

  The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
The Acquired Fund (Active Bond II Fund).......  $82    $256    $445     $991
The Acquiring Fund (Active Bond Fund).........  $73    $229    $398     $889
Pro-Forma of Acquired Fund and Acquiring Fund
 Combined.....................................  $73    $229    $398     $889

 Terms of Proposed Combination

  In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

  Each Fund's share of expenses relating to the combination are expected to be approximately $12,000. John Hancock Life Insurance Company ("John Hancock") is expected to bear any amount of those expenses that are allocable to the Acquired Fund prior to the combination. This is because John Hancock bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that the Acquired Fund's expenses will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional costs for the Acquired Fund. Any expenses of the combination allocated to the Acquiring Fund will not affect the per share net asset value of the Acquiring Fund, and are expected to be more than offset by other economies resulting from the combination. Therefore, the combination is not expected to result in any actual net costs for either the Acquired Fund or the Acquiring Fund.

  The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

  The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

  The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

  The Trustees considered this matter at a Board meeting held on September 12, 2001. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the Acquired Fund and the Acquiring Fund are now essentially identical, except for the fact that, at the time of the Board meeting, the Acquired Fund had approximately $7 million of assets, while the Acquiring Fund had approximately $816 million.

  . The fact that, due to its small size, the Acquired Fund is not economic to operate, and there is no reasonable prospect for the Acquired Fund, by itself, to remedy this.

  . The fact that a combination with the Acquiring Fund would address this problem in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected benefits of lower levels of fees and expenses and more effective management.

  . The performance record of the Acquiring Fund since the current sub-adviser took over in 1995. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, part of that performance was achieved by a sub-adviser that has now been terminated and that used a somewhat different investment program. Second, because the investment programs and sub-adviser of the two funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently, due to its smaller size.

  .  The fact that the combination will not in any way disadvantage either
     Fund.

Reasons for Combining the Funds

 Recent Developments

  As of January 1, 2001, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Federated Investment Management Company was replaced as the Fund's sub-adviser.

  Also as of January 1, 2001, the Trustees, consistent with a recommendation of John Hancock, appointed John Hancock Advisers, Inc. ("Hancock Advisers") to take over as the sub-adviser to the Acquired Fund. Subsequently, effective May 1, 2001, the Fund's shareholders approved the Fund's new sub-investment management agreement with Hancock Advisers and approved related changes in the Fund's investment management agreement with John Hancock.

  Among the reasons why John Hancock and the Trust's Board of Trustees selected Hancock Advisers as the Acquired Fund's new sub-adviser was their favorable evaluation of Hancock Advisers' service to the Trust's Active Bond Fund. (Hancock Advisers has been the sub-adviser to that Fund since 1995.) The overall investment goal and strategy of the Acquired Fund did not change when Hancock Advisers assumed its sub-advisory responsibilities. However, the Acquired Fund's investment policies were altered so that any foreign securities would be denominated in U.S. dollars and no more than 25% of the Fund's assets (rather than 15% as previously) would be invested in high-yield (high risk) bonds. (Further information on the Funds' investment program appears in Appendix A at the end of this Prospectus/Proxy Statement.)

  Since taking over as the Acquired Fund's sub-adviser, Hancock Advisers has sought to manage the Acquired Fund in the same way as it manages the Active Bond Fund. To reflect this new approach, the Acquired Fund was renamed "Active Bond II Fund."

  Inasmuch as the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliated life insurance companies have stopped offering the Acquired Fund as an investment option under their variable life insurance and variable annuity contracts. See "Distribution of Fund Shares." This means that the Acquired Fund has no practical means of increasing sales of its shares.

 Potential Benefits from Combining the Funds

  The proposed combination addresses the problem that the Acquired Fund is currently too small to be economic and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the Active Bond Fund, it is possible to combine these two funds without disrupting their investment program or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

  A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

  Combining the two Funds will also make available certain efficiencies that are expected to reduce the other operating expenses borne by Acquired Fund shareholders below what the Acquired Fund alone would pay. Acquired Fund shareholders would directly benefit from this.

  Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

  In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a very small amount of assets in comparison to what the combined Funds will have.

Further Comparison of the Acquiring Fund and the Acquired Fund

 Investment Goal

  The Acquiring Fund and the Acquired Fund share the same investment goal: income and capital appreciation.

  The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

 Investment Strategies

  The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of intermediate-term medium quality debt securities. They normally will not invest more than 25% of their assets in high-yield bonds.

  Hancock Advisers uses substantially the same personnel and analytical techniques in managing each of these Funds.

  For additional details about the Funds' investment strategies, please refer to Appendix A at the end of this Proxy Statement/Prospectus.

 Fundamental Investment Restrictions

  The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

  In minor respects, the Acquiring Fund's fundamental investment restrictions are narrower than those of Acquired Fund. This means that the Acquired Fund theoretically could engage in certain practices that the Acquiring Fund could not. In practice, however, Hancock Advisers has ample latitude to implement the Funds' investment program, under either set of restrictions. Accordingly, John Hancock does not regard these differences as material.

 Investment Advisory Services

  John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

  The Acquired Fund and the Acquiring Fund pay investment management fees to John Hancock pursuant to identical fee schedules: .70% per annum of the Fund's first $100,000,000 of average daily net assets; 0.65% of the next $150,000,000; .61% of the next $250,000,000; .575% of the next $500,000,000;
and .55% of any additional amounts. The Acquired Fund currently has less than $8,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring Fund will exceed $800,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination. Prior to May 1, 2001, the Acquired Fund paid management fees to John Hancock at a rate of .70% per annum for the first $25,000,000 of the Fund's average daily net assets; .65% of the next $25,000,000; .60% of the next $100,000,000; and .55%
of any additional amounts.

  In the investment management agreements of both the Acquiring and the Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of
 .10% per annum of the Fund's average daily net assets.

  Hancock Advisers serves as sub-adviser for each Fund. In this capacity, Hancock Advisers has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

  Hancock Advisers receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. Hancock Advisers receives sub-management fees from John Hancock at the same rate for the Acquiring Fund as for the Acquired Fund: .25% per annum of the first $100,000,000 of each Fund's average daily net assets; .20% of the next $150 million; .16% of the next $250,000,000; .125% of the next $500,000,000; and .10% of any additional amounts.

PROPOSAL 4: COMBINATION OF AGGRESSIVE BALANCED FUND (the "Acquired Fund") AND
             MANAGED FUND (the "Acquiring Fund")

Synopsis of the Proposed Combination

  As shown in the table below, the Acquired Fund and the Acquiring Fund are very similar Funds. The purposes of combining these Funds are as follows:

  . To move the Acquired Fund's relatively small amount of assets into a much larger Fund where they can be more effectively and efficiently managed. In particular, the Acquired Fund has not grown large enough to be operated as effectively and as efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increasing its growth rate in the foreseeable future.

  . To enable Acquired Fund shareholders to benefit from the investment expertise of both Independence Investment LLC ("Independence") and Capital Guardian Trust Company ("Capital Guardian"), whereas the Acquired Fund is sub-advised by Independence alone.

  . To reduce the level of overall expenses borne by shareholders of the Acquired Fund. These are expected to be lower following the combination.

-------------------------------------------------------------------------------
                           Aggressive Balanced Fund       Managed Fund (the
                              (the Acquired Fund)          Acquiring Fund)
-------------------------------------------------------------------------------
Fund's form of             Each Fund is a separate series of John Hancock
organization:              Variable Series Trust I. The Trust is organized as
                           a Massachusetts business trust.
-------------------------------------------------------------------------------
Net assets of June 30,     $20 million                $2,730 million
2001:
-------------------------------------------------------------------------------
Investment adviser, sub-   Investment Adviser: John Hancock Life Insurance
advisers and               Company
portfolio managers:
                           ----------------------------------------------------
                           Sub-adviser:               Sub-adviser:
                           Independence Investment    Independence Investment
                           LLC ("Independence")        LLC
                           . A subsidiary of John     Portfolio Manager:
                             Hancock Financial        Investment team overseen
                             Services, Inc.           by John C. Forelli
                           . Founded in 1982          (Equities) and Jay C.
                                                      Leu (Fixed Income)
                           Portfolio Manager:         -------------------------
                           Investment team overseen   Sub-adviser:
                           by John C. Forelli         Capital Guardian Trust
                           (Equities)                 Company ("Capital
                           . Senior Vice President    Guardian")
                             of the sub-adviser       . Managing since 1968
                           . Joined team in 1996      . Managing approximately
                           . Joined sub-adviser in      $122 billion at the
                             1990                       end of 2000
                                      and             Portfolio Managers:
                           Jay C. Leu, CFA (Fixed     Equity team of 23
                            Income)                   research analysts
                           . Senior Vice President    . Average 10 years with
                             of sub-adviser             Capital Guardian
                           . Joined sub-adviser in    . Average 14 years
                             1997                       industry experience
                           . Portfolio Manager,                  and
                             Pacific Capital Asset    Fixed Income team of 3
                             Management (1995-1997)    portfolio managers
                                                      . Average 15 years with
                                                        Capital Guardian
                                                      . Average 18 years
                                                        industry experience
-------------------------------------------------------------------------------
Investment goal:           Both Funds are balanced stock and bond funds that
                           seek income and capital appreciation. This
                           objective may be changed without shareholder
                           approval.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Aggressive Balanced Fund       Managed Fund (the
                              (the Acquired Fund)          Acquiring Fund)
--------------------------------------------------------------------------------
Primary investments:       Common stocks of large     Common stocks of U.S.
                           established U.S.           companies with large and
                           companies                  medium market
                                                      capitalizations
                           ----------------------------------------------------
                           Bonds with an overall intermediate term average
                           maturity
--------------------------------------------------------------------------------
Normal mix of              65%-85% equities and       Assets managed by
investments:               15%-35% of bonds           Independence (82% of
                                                      Fund's net assets at
                                                      June 30, 2001): 50%-70%
                                                      equities and 30%-50%
                                                      bonds
                                                      -------------------------
                                                      Assets managed by
                                                      Capital Guardian (18% of
                                                      Fund's net assets at
                                                      June 30, 2001): 55%-85%
                                                      equities and 15%-45%
                                                      bonds
--------------------------------------------------------------------------------
Investment selection       Equity securities: Sub-    Assets managed by
process:                   adviser uses proprietary   Independence:
                           research and               .  Equity securities:
                           quantitative tools to         Sub-adviser uses
                           seek risk and sector          proprietary research
                           characteristics similar       and quantitative
                           to the overall equity         tools to seek risk
                           market.                       and sector
                                                         characteristics
                                                         similar to the
                                                         overall equity
                                                         market.

                           Bonds: Seeks bonds that
                           are attractively priced
                           based on market
                           fundamentals and           .  Bonds: Seeks bonds
                           technical factors.            that are attractively
                                                         priced based on
                                                         market fundamentals
                                                         and technical
                                                         factors.
                                                      -------------------------
                                                      Assets managed by
                                                      Capital Guardian: Sub-
                                                      adviser uses proprietary
                                                      fundamental research to
                                                      identify securities with
                                                      current prices below
                                                      long-term values.
--------------------------------------------------------------------------------
Size of portfolio          Normally 65% (usually      Assets managed by
companies:                 more) in companies with    Independence: Normally
                           large market               65% (usually more) in
                           capitalizations            companies with large
                                                      market capitalizations
                                                      -------------------------
                                                      Assets managed by
                                                      Capital Guardian:
                                                      Normally 65% (usually
                                                      higher) in companies
                                                      with large or medium
                                                      market capitalizations
--------------------------------------------------------------------------------
Number of stocks in        Normally 80-160 stocks     Assets managed by
portfolio:                                            Independence: Normally
                                                      80-160 stocks
                                                      -------------------------
                                                      Assets managed by
                                                      Capital Guardian:
                                                      Normally 75-150 stocks
--------------------------------------------------------------------------------
Limit on investment in a   With respect to 75% of     The Fund can invest more
single issuer:             its total assets, the      than 5% of total assets
                           Fund cannot invest more    in securities of a
                           than 5% of total assets    single issuer, although
                           in securities of a         it does not often do so.
                           single issuer.
--------------------------------------------------------------------------------
High yield (high risk)     Each Fund may invest no more than 30% of its bond
bonds and foreign bonds:   assets in high-yield bonds or bonds denominated in
                           currencies other than U.S. dollars.
--------------------------------------------------------------------------------
Foreign equities:          The Funds generally do not invest in equity
                           securities of non-U.S. companies.
--------------------------------------------------------------------------------
Pay-in-kind, delayed and   Both Funds may invest in these instruments.
zero coupon debt
securities; mortgage-
backed and asset-backed
securities; repurchase
agreements:
--------------------------------------------------------------------------------
Illiquid securities:       Each Fund may invest up to 15% of its assets in
                           illiquid securities.
--------------------------------------------------------------------------------
Financial futures and      Both of these Funds have broad latitude to use
related options; options   financial futures contracts and related options, as
on securities, indexes     well as options on securities, indexes or
and currencies:            currencies for hedging or other purposes that do
                           not involve leveraging of the Fund's investments or
                           leveraging of its exposure to foreign currencies.
--------------------------------------------------------------------------------
Currency contracts:        Each Fund may enter into currency contracts for
                           hedging or other purposes that do not involve
                           leveraging the Fund's exposure to foreign
                           currencies.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Aggressive Balanced         Managed Fund (the
                           Fund (the Acquired Fund)        Acquiring Fund)
-------------------------------------------------------------------------------
Short-term trading:        Neither Fund is subject to any limit on short-term
                           trading.
-------------------------------------------------------------------------------
Securities lending:        Each Fund may lend portfolio securities up to 33
                           1/3% of its total assets.
-------------------------------------------------------------------------------
Defensive strategies:      Each Fund may, for temporary defensive purposes,
                           invest in securities that do not comply with its
                           primary goal and strategies.
-------------------------------------------------------------------------------
Borrowing:                 Each Fund may borrow money, but only as a temporary
                           measure, and only if the borrowing would not cause
                           total borrowings to exceed 10% of the Acquired
                           Fund's total assets or 5% of the Acquiring Fund's
                           total assets.
-------------------------------------------------------------------------------

NOTE: Many of the policies in the above table are not deemed by the Funds to be "fundamental." Therefore, those policies can be changed without getting shareholder approval.

                               Fees and Expenses

  The following table shows each Fund's fees and expenses for the twelve months ended June 30, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period:

                                                                     Pro-Forma of Combined
                           Aggressive Balanced Fund   Managed Fund     Acquired Fund and
Type of Fee or Expense(1)      (Acquired Fund)      (Acquiring Fund)    Acquiring Fund
-------------------------  ------------------------ ---------------- ---------------------
Sales Charge Imposed on
 Purchases...............            None                 None               None
Deferred Sales Charge....            None                 None               None
Sales Charge Imposed on
 Reinvested Dividends....            None                 None               None
Redemption Fee...........            None                 None               None
Exchange Fee.............            None                 None               None
Maximum Account Fee......            None                 None               None
Distribution or Service
 (12b-1) Fees............            None                 None               None
Investment Management
 Fees....................            .67%                 .67%(2)            .67%
Other Expenses (Before
 Reimbursement(3)).......            .28%                 .11%               .11%
  Total Annual Fund
   Operating Expenses
   (Before
   Reimbursement)(3).....            .95%                 .78%(2)            .78%
Reimbursement from
 Investment Manager(3)...            .18%                 .01%               .01%
  Total Annual Fund
   Operating Expenses
   (After
   Reimbursement(3)).....            .77%                 .77%(2)            .77%

--------
(1) The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
(2) Restated to reflect an investment management fee increase of approximately .35%, effective as of November 1, 2000.
(3) The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

  Although the above table shows the level of pro-forma combined expenses being the same as those of the Acquired Fund alone, John Hancock and the Trust do not believe this will actually be the case for the periods following the proposed combination. This is because the pro-forma combined expenses in the table above are based on the actual expenses of the Acquired Fund and the Acquiring Fund for the twelve months ended June 30, 2001. For various reasons, these expenses were larger than normal. However, following the proposed combination of the Funds, it is expected that the actual level of costs and expenses borne by the Acquired Fund's shareholders will be lower than if the Funds had remained separate.

                           Examples of Fund Expenses

  The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above. For reasons set forth in the preceding paragraph, however, John Hancock and the Trust believe that the actual level of costs and expenses borne by the Acquired Fund's shareholders will be lower than if the Funds had remained separate.

  The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
The Acquired Fund (Aggressive Balanced Fund)..   $79    $246    $428     $955
The Acquiring Fund (Managed Fund).............   $79    $246    $428     $955
Pro-Forma of Acquired Fund and Acquiring Fund
 Combined.....................................   $79    $246    $428     $955

 Terms of the Combination

  In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

  The Funds' share of expenses relating to the combination is expected to be approximately $19,000 for the Acquired Fund and $18,000 for the Acquiring Fund. However, John Hancock Life Insurance Company ("John Hancock") is expected to bear any of those expenses that are attributable to the Acquired Fund. This is because John Hancock bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that the Acquired Fund's expenses will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional costs for the Acquired Fund. Any expenses of the combination allocated to the Acquiring Fund, including any additional brokerage commissions or other portfolio transaction costs that are attributable to the combination, are expected to be more than offset by the value of the benefits that Fund will derive from the combination. Therefore, the combination is not expected to result in any actual net costs for either the Acquired Fund or the Acquiring Fund.

  The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

  The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

  The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

  The Trustees considered this matter at a Board meeting held on September 12, 2001. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the investment programs of the Acquired Fund and the Acquiring Fund are quite similar, except that at the time of the Board meeting, the Acquired fund had approximately $20 million of assets, while the Acquiring Fund had approximately $2,730 million.

  . The fact that, due to its small size, the Acquired Fund is not economic to operate, and there is no reasonable prospect for the Acquired Fund, by itself, to remedy this.

  . The fact that a combination with the Acquiring Fund would address this problem in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected benefits of lower overall expenses and more effective management.

  . The fact that the combination will afford Acquired Fund shareholders an opportunity to benefit from the investment expertise of Capital Guardian, as well as that of Independence.

  . The Acquiring Fund's record of performance over the many years of its existence. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, because it dates only from the Acquired Fund's inception on August 31, 1999.

  .  The fact that the combination will not in any way disadvantage either
     Fund.

Reasons for Combining the Funds

  Because of the Acquired Fund's disappointing growth record, John Hancock and its affiliated life insurance companies have stopped offering the Acquired Fund as an investment option under their variable life insurance and variable annuity contracts. See "Distribution of Fund Shares." This means that the Acquired Fund currently has no practical means of increasing sales of its shares.

  The proposed combination addresses the problem that the Acquired Fund is currently too small to be economic and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund invests in much the same types of securities are the Acquiring fund invests in, it is possible to combine these two funds without disrupting their investment programs or incurring any material additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

  In this connection, combining the two Funds will also make available certain efficiencies that are expected to reduce the level of overall expenses borne by the Acquired Fund shareholders below what the Acquired Fund alone would pay. Acquired Fund shareholders should directly benefit from this.

  Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

  In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a small amount of assets in comparison to what the combined Funds will have.

  Finally, combining the Funds will give Acquired Fund shareholders the opportunity to benefit from Capital Guardian's services as sub-adviser, as well as Independence's.

Further Comparison of the Acquiring Fund and the Acquired Fund

 Investment Risks

  As shown in the following table, risks of investing in each Fund are similar:

------------------------------------------------------------------------------------------
                                 Aggressive Balanced Fund             Managed Fund
                                     (Acquired Fund)                (Acquiring Fund)
------------------------------------------------------------------------------------------
Market Risk                   The value of securities in
                              both Funds may go down (as
                              well as up) in response to
                              overall stock and bond market
                              movements. Markets tend to
                              move in cycles, with periods
                              of rising prices and periods
                              of falling prices. Stocks
                              tend to go up and down in
                              value more than bonds. If a
                              Fund concentrates in certain
                              market sectors, its
                              performance could be worse
                              than the overall market.
------------------------------------------------------------------------------------------
Manager Risk                  The Funds' portfolio managers
                              and their strategies may fail
                              to produce the intended
                              results. This could cause a
                              Fund to underperform its
                              peers or lose money.
------------------------------------------------------------------------------------------
Market Allocation Risk        The portfolio managers of
                              these Funds make frequent
                              allocation decisions as among
                              broad asset classes: stocks,
                              bonds, and short-term debt
                              instruments. The risk is that
                              a portfolio manager's timing
                              in these decisions could be
                              wrong, thus causing a Fund to
                              underperform its peers or
                              lose money.
------------------------------------------------------------------------------------------
Investment Category Risk      The Fund's emphasis on         The Fund's emphasis on
                              investing in companies with    investing in companies with
                              large market capitalizations   large or moderate market
                              carries the risk that, in      capitalizations carries the
                              certain market environments,   risk that in certain market
                              these investments will         environments these
                              underperform those in smaller  investments will underperform
                              companies.                     those in smaller companies.
------------------------------------------------------------------------------------------
Risk of Non-Diversification   Not Applicable.                This Fund's ability to take
                                                             larger positions in
                                                             particular securities could
                                                             make this Fund's performance
                                                             more volatile. The less
                                                             diversified a Fund's
                                                             holdings, the more likely
                                                             that a specific security's
                                                             poor performance could hurt
                                                             the Fund significantly.
------------------------------------------------------------------------------------------
Interest Rate Risk            Increases in market interest
                              rates generally cause the
                              prices of bonds owned by a
                              Fund to go down. This effect
                              is more pronounced the longer
                              the remaining duration of the
                              bond.
------------------------------------------------------------------------------------------
Credit Risk                   If an issuer of bonds owned
                              by a Fund fails to pay the
                              principal or interest when
                              due, a Fund could suffer
                              losses. Even if there is no
                              such default, the price of
                              bonds owned by the Fund can
                              decline if the issuer's
                              credit ratings or perceived
                              creditworthiness decline.
------------------------------------------------------------------------------------------
Small and Medium              The Funds' investments in
Capitalization Stock Risk     companies having small or
                              medium market capitalizations
                              may be subject to larger and
                              more erratic price movements
                              than investments in large
                              capitalization companies.
------------------------------------------------------------------------------------------
High Yield Bond Risk          High yield bonds owned by the
                              Funds are relatively high
                              risk obligations. They are
                              generally subject to more
                              volatile or erratic price
                              movements due to changes in
                              interest rates or investor
                              sentiment. In down markets,
                              these securities can become
                              harder to value or sell at a
                              fair price.
------------------------------------------------------------------------------------------
Prepayment/Call Risk          A Fund's share price or yield
                              could be hurt if interest
                              rate movements cause the
                              Fund's mortgage-related or
                              other debt securities subject
                              to early payment to be called
                              or prepaid.
------------------------------------------------------------------------------------------
Portfolio Turnover Risk       The purchase and sale of
                              portfolio investments by
                              these Funds normally will
                              exceed 100% per year. The
                              transaction costs of such
                              rates of "turnover" could
                              materially increase a Fund's
                              expenses.
------------------------------------------------------------------------------------------
Foreign Securities Risk       Foreign investments involve
                              additional risks, including
                              potentially inadequate or
                              inaccurate financial
                              information and economic,
                              social, or political
                              instability.
------------------------------------------------------------------------------------------
Derivative Risk               Certain derivative
                              instruments can produce
                              disproportionate gains or
                              losses and are riskier than
                              direct investments. Also, in
                              a down market, derivatives
                              could become harder to value
                              or sell at a fair price.
                              Derivatives include such
                              instruments as futures
                              contracts, options, and
                              currency contracts.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                  Aggressive Balanced Fund            Managed Fund
                                       (Acquired Fund)              (Acquiring Fund)
------------------------------------------------------------------------------------
Initial Public Offering       A significant part of a
 ("IPO") Risk                 Fund's investment return may
                              at times to attributable to
                              investments in IPOs. The
                              availability of IPO
                              investments is erratic,
                              however. Many IPO stocks are
                              issued by, and involve the
                              risks associated with, small
                              and medium capitalization
                              companies. The risks
                              associated with IPO investing
                              would be less for the
                              Acquiring Fund, due to its
                              larger size.
------------------------------------------------------------------------------------

 Fundamental Investment Restrictions

  The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Informaton referred to on the cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

  In certain minor respects, the fundamental investment restrictions of the Acquired Fund are broader or narrower than those of the Acquiring Fund. Given the nature of the Funds' investment programs, however, it is highly unlikely that these differences would ever impact either Fund in any way that materially changed its character or its risk profile. Therefore, John Hancock does not regard these differences as significant.

 Investment Advisory Services

  John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-advisers and other service providers.

  The Acquired Fund pays investment management fees to John Hancock pursuant to the following fee schedule: .675% per annum of the Fund's first $250,000,000 of average daily net assets; .625% of the next $250,000,000; and
 .60% of any additional amounts. The Acquiring Fund pays investment management fees to John Hancock pursuant to the following fee schedule: .74% per annum of the first $500,000,000 of the Fund's average daily net assets; .68% of the next $500,000,000; and .65% of all additional amounts.

  In the investment management agreements of both the Acquiring and the Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of
 .10% per annum of the Fund's average daily net assets.

  Independence serves as a sub-adviser for each Fund. In addition, for the Acquiring fund, Capital Guardian serves as co-sub-adviser. The sub-advisers have primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions. John Hancock, as the Acquiring fund's investment manager, advises the Fund about how much of the Fund's assets should, at a given time, be under the day-to-day management of Independence or Capital Guardian. At June 30, 2001, Independence had responsibility for approximately 82% of the Acquiring Fund's assets, and Capital Guardian had responsibility for approximately 18%. Since then, net inflows of shareholder moneys into the Acquiring Fund have been allocated to the assets managed by each sub-adviser on a 50-50 basis, while outflows have been allocated on an asset-weighted basis. John Hancock has no plans to change this allocation procedure, except to the extent that the assets acquired pursuant to the proposed merger will be allocated entirely to Independence.

  The sub-advisers receive their compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fees they pay to John Hancock. Independence receives sub-management fees from John Hancock at the following rates for the Acquiring Fund: .30% per annum of the first $500,000,000 of the Fund's average daily net assets that are under Independence's responsibility; .265% of the next $500,000,000; and .225% of any additional amounts. Capital Guardian receives sub-management fees from John Hancock at the following rates for the Acquiring Fund: .50% of the first $150,000,000 of the Fund's average daily assets that are under Capital Guardian's responsibility; .45% of the next $150,000,000; .30% of the next $200,000,000; and .25% of any additional amounts.

PROPOSAL 5: COMBINATION OF MID CAP BLEND FUND (the "Acquired Fund") AND GROWTH
             & INCOME FUND (the "Acquiring Fund")

Synopsis of the Proposed Combination

  As shown in the table below, the Acquired Fund and the Acquiring Fund are very similar Funds. The purposes of combining these Funds are as follows:

  . To move the Acquired Fund's relatively small amount of assets into a much larger Fund where they can be more effectively and efficiently managed. In particular, the Acquired Fund has not grown large enough to be operated as effectively and as efficiently as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increasing its growth rate in the foreseeable future.

  . To enable Acquired Fund shareholders to benefit from the investment expertise of both Independence Investment LLC ("Independence") and Putnam Investment Management, LLC ("Putnam"), whereas the Acquired Fund is sub-advised by Independence alone.

  . To reduce the level of fees and expenses borne by shareholders of the Acquired Fund. These are expected to be lower following the combination.

----------------------------------------------------------------------------------------
                                   Mid Cap Blend Fund           Growth & Income Fund
                                   (the Acquired Fund)          (the Acquiring Fund)
----------------------------------------------------------------------------------------
Fund's form of organization:  Each Fund is a separate
                              series of John Hancock
                              Variable Series Trust I. The
                              Trust is organized as a
                              Massachusetts business
                              trust.
----------------------------------------------------------------------------------------
Net assets as of June 30,     $23 million.                  $2,800 million
 2001:
----------------------------------------------------------------------------------------
Investment adviser, sub-      Investment Adviser:
advisers and portfolio        John Hancock Life Insurance
managers:                     Company
                          --------------------------------------------------------------
                              Sub-adviser:                  Sub-adviser:
                              . Independence Investment     Independence Investment LLC
                              LLC ("Independence")
                              . A subsidiary of John        Portfolio Manager:
                               Hancock Financial
                              Services, Inc.                Investment team overseen by
                               . Founded in 1982            Paul S. McManus
                                                            . Senior Vice President of
                              Portfolio Manager:            sub-adviser . Joined Team in
                              Investment team overseen by   1996
                              Coreen S. Kraysler, CFA       . Joined sub-adviser in 1982
                                                            ----------------------------
                              . Senior Vice President of    Sub-adviser:
                              the sub-adviser . Joined      Putnam Investment
                              sub-adviser in 1986           Management, LLC ("Putnam")
                                                            . Managing since 1937
                                                            . Managing approximately
                                                            $370 billion at  the end of
                                                            2000

                                                            Portfolio Manager:
                                                            Investment team overseen by
                                                            C. Beth Cotner, CFA
                                                            . Managing Director and
                                                            Chief Investments
                                                            Officer of sub-adviser
                                                            . Joined sub-adviser in 1995
                                                            . Began career in 1976
----------------------------------------------------------------------------------------
Investment goal:              Long-term capital             Income and long-term capital
                              appreciation. This goal may   appreciation. This goal may
                              be changed without            be changed without
                              shareholder approval.         shareholder approval.
----------------------------------------------------------------------------------------
Primary investments:          Diversified mix of common     Diversified mix of common
                              stocks of U.S. companies      stocks of U.S. companies
                              with medium market            with large and medium market
                              capitalizations               capitalizations
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    Mid Cap Blend Fund            Growth & Income Fund
                                   (the Acquired Fund)            (the Acquiring Fund)
------------------------------------------------------------------------------------------
Investment selection          Sub-adviser uses proprietary   Assets managed by
 process:                     research tools to seek stocks  Independence (80% of Fund's that are undervalued relative  net of Fund's net assets at
                              to their historical values     June 30, 2001): Sub-adviser
                              and that have improving        uses proprietary research
                              earnings growth prospects.     tools to seek stocks that are
                                                             undervalued relative to their
                                                             historical values and that
                                                             have improving earnings
                                                             growth prospects.
                                                      ------------------------------------
                                                             Assets managed by Putnam (20%
                                                             of Fund's net assets at June
                                                             30, 2001): Sub-adviser uses
                                                             proprietary fundamental
                                                             research to identify
                                                             companies with
                                                             characteristics such as a
                                                             favorable earnings surprise
                                                             or momentum, favorable
                                                             financial strength and
                                                             ratios, strong and innovative
                                                             management teams,
                                                             opportunities for above
                                                             average earnings growth
                                                             within their industry, and
                                                             strong competitive position
                                                             relative to peers and
                                                             suppliers.
------------------------------------------------------------------------------------------
Size of portfolio companies:  Normally 65% (usually more)    Assets managed by
                              in companies with medium       Independence: Normally 65%
                              market capitalizations         (usually more) in companies
                                                             with large market
                                                             capitalizations
                                                             -----------------------------
                                                             Assets managed by Putnam:
                                                             Normally 65% (usually higher)
                                                             in companies with large or
                                                             medium market capitalizations
------------------------------------------------------------------------------------------
Number of stocks in           Normally 80-160 stocks         Assets managed by
 portfolio:                                                  Independence: Normally 80-160
                                                             stocks
                                                             -----------------------------
                                                             Assets managed by Putnam:
                                                             Normally 65-110 stocks
------------------------------------------------------------------------------------------
Limit on investment in a      With respect to 75% of its     The Fund can invest more than
 single issuer:               total assets, the Fund cannot  5% of total assets in
                              invest more than 5% of total   securities of a single
                              assets in securities of a      issuer, although it does not
                              single issuer.                 often do so.
------------------------------------------------------------------------------------------
Foreign securities:           The Funds may purchase
                              foreign securities that are
                              denominated (traded)
                              primarily in U.S. dollars.
------------------------------------------------------------------------------------------
Pay-in-kind, delayed and      Both Funds may invest in
zero coupon debt securities;  these instruments.
mortgage-backed and asset-
backed securities;
repurchase agreements:
------------------------------------------------------------------------------------------
Illiquid securities:          Each Fund may invest up to
                              15% of its assets in illiquid
                              securities.
------------------------------------------------------------------------------------------
Financial futures and         Both of these Funds have
related options; options on   broad latitude to use
securities, indexes and       financial futures contracts
currencies                    and related options, as well
                              as options on securities,
                              indexes or currencies, for
                              hedging or other purposes
                              that do not involve
                              leveraging of the Fund's
                              investments or leveraging of
                              its exposure to foreign
                              currencies.
------------------------------------------------------------------------------------------
Currency contracts:           Each Fund may enter into
                              currency contracts for
                              hedging or other purposes
                              that do not involve
                              leveraging the Fund's
                              exposure to foreign
                              currencies.
------------------------------------------------------------------------------------------
Short-term trading:           Neither Fund is subject to
                              any limit on short-term
                              trading.
------------------------------------------------------------------------------------------
Securities lending:           Each Fund may lend portfolio
                              securities up to 33% of its
                              total assets.
------------------------------------------------------------------------------------------
Defensive strategies:         Each Fund may, for temporary
                              defensive purposes, invest in
                              securities that do not comply
                              with its primary goal and
                              strategies.
------------------------------------------------------------------------------------------
Borrowing:                    Each Fund may borrow money,
                              but only as a temporary
                              measure, and only if the
                              borrowing would not cause
                              total borrowings to exceed
                              10% of the Acquired Fund's
                              total assets or 5% of the
                              Acquiring Fund's total
                              assets.
------------------------------------------------------------------------------------------

NOTE: Many of the policies in the above table are not deemed by the Funds to be "fundamental." Therefore, those policies can be changed without getting shareholder approval.

                               Fees and Expenses

  The following table shows each Fund's fees and expenses for the twelve months ended June 30, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period:

                               Mid Cap     Growth & Income  Pro-Forma of Combined
                             Blend Fund          Fund         Acquired Fund and
Type of Fee or Expense(1)  (Acquired Fund) (Acquiring Fund)    Acquiring Fund
-------------------------  --------------- ---------------- ---------------------
Sales Charge Imposed on
 Purchases...............       None             None               None
Deferred Sales Charge....       None             None               None
Sales Charge Imposed on
 Reinvested Dividends....       None             None               None
Redemption Fee...........       None             None               None
Exchange Fee.............       None             None               None
Maximum Account Fee......       None             None               None
Distribution or Service
 (12b-1) Fees............       None             None               None
Investment Management
 Fees....................       .75%             .67%(2)            .67%
Other Expenses (Before
 Reimbursement(3)).......       .23%             .12%               .12%
  Total Annual Fund
   Operating Expenses
   (Before
   Reimbursement)(3).....       .98%             .79%(2)            .79%
Reimbursement from
 Investment Manager(3)...       .13%             .02%               .02%
  Total Annual Fund
   Operating Expenses
   (After
   Reimbursement(3)).....       .85%             .77%(2)            .77%

--------
(1) The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
(2) Restated to reflect an investment management fee increase effective as of November 1, 2000. Prior to that date, the fee was .25% per annum.
(3) The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

                           Examples of Fund Expenses

  The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above.

  The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
The Acquired Fund (Mid Cap Blend Fund)........  $87    $272    $472    $1,051
The Acquiring Fund (Growth & Income Fund).....  $79    $246    $428    $  954
Pro-Forma of Acquired Fund and Acquiring Fund
 Combined.....................................  $79    $246    $428    $  954

 Terms of the Combination

  In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

  The Funds' share of expenses relating to the combination is expected to be approximately $22,500 for the Acquired Fund and $19,500 for the Acquiring Fund. However, John Hancock Life Insurance Company ("John Hancock") is expected to bear any of those expenses that are attributable to the Acquired Fund. This is because John Hancock bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that the Acquired Fund's expenses will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional cost for the Acquired Fund. Any expenses of the combination allocated to the Acquiring Fund, including any additional brokerage commissions or other portfolio transaction costs that are attributable to the combination, are expected to be more than offset by the value of the benefits that the Fund will derive from the combination. Therefore, the combination is not expected to result in any actual net costs for either the Acquired Fund or the Acquiring Fund.

  The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

  The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

  The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

  The Trustees considered this matter at a Board meeting held on September 12, 2001. The factors relevant to the Trustees' conclusions included the following:

  . The fact that the investment programs of the Acquired Fund and the Acquiring Fund are quite similar, except that at the time of the Board meeting, the Acquired fund had about $20 million of assets, while the Acquiring Fund had approximately $2,800 million.

  . The fact that, due to its small size, the Acquired Fund is not economic to operate, and there is no reasonable prospect for the Acquired Fund, by itself, to remedy this.

  . The fact that a combination with the Acquiring Fund would address this problem in a way that permits the shareholders of the Acquired Fund to continue to have a very similiar investment program, as well as the expected benefits of lower fees and expenses and more effective management.

  . The fact that the combination will afford Acquired Fund shareholders an opportunity to benefit from the investment expertise of Capital Guardian, as well as that of Independence.

  . The Acquiring Fund's record of performance over the many years of its existence. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, because it dates only from the Acquired Fund's inception on August 31, 1999.

  .  The fact that the combination will not in any way disadvantage either
     Fund.

Reasons for Combining the Funds

  Because of the Acquired Fund's disappointing growth record, John Hancock and its affiliated life insurance companies have stopped offering the Acquired Fund as an investment option under their variable life insurance and variable annuity contracts. See "Distribution of Fund Shares." This means that the Acquired Fund currently has no practical means of increasing sales of its shares.

  The proposed combination addresses the problem that the Acquired Fund is currently too small to be economic and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund invests in much the same types of securities as the Acquiring fund invests in, it is possible to combine these two funds without disrupting their investment programs or incurring any material additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

  A larger size can permit a Fund to negotiate lower prices for certain items. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

  Combining the two Funds will also make available certain efficiencies that are expected to reduce the level of other operating expenses borne by Acquired Fund shareholders below what the Acquired Fund alone would pay. Acquired Fund shareholders should directly benefit from this.

  Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

  In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a small amount of assets in comparison to what the combined Funds will have.

  Finally, combining the Funds will give Acquired Fund shareholders the opportunity to benefit from Putnam's services as sub-adviser, as well as Independence's.

Further Comparison of the Acquiring Fund and the Acquired Fund

 Investment Risks

  As shown in the following table, risks of investing in each Fund are similar:

------------------------------------------------------------------------------------------
                                    Mid Cap Blend Fund            Growth & Income Fund
                                     (Acquired Fund)                (Acquiring Fund)
------------------------------------------------------------------------------------------
Market Risk                   The value of securities in
                              both Funds may go down (as
                              well as up) in response to
                              overall stock and bond market
                              movements. Markets tend to
                              move in cycles, with periods
                              of rising prices and periods
                              of falling prices. Stocks
                              tend to go up and down in
                              value more than bonds. If a
                              Fund concentrates in certain
                              market sectors, its
                              performance could be worse
                              than the overall market.
------------------------------------------------------------------------------------------
Manager Risk                  The Funds' portfolio managers
                              and their strategies may fail
                              to produce the intended
                              results. This could cause a
                              Fund to underperform its
                              peers or lose money.
------------------------------------------------------------------------------------------
Investment Category Risk      The Fund's emphasis on         The Fund's emphasis on
                              investing in companies with    investing in companies with
                              medium market capitalizations  large or medium market
                              carries the risk that, in      capitalizations carries the
                              certain market environments,   risk that in certain market
                              these investments will         environments these
                              underperform those in smaller  investments will underperform
                              or larger companies.           those in smaller companies.
------------------------------------------------------------------------------------------
Risk of Non-Diversification   Not applicable.                This Fund's ability to take
                                                             larger positions in
                                                             particular securities could
                                                             make the Fund's performance
                                                             more volatile. The less
                                                             diversified a Fund's
                                                             holdings, the more likely
                                                             that a specific security's
                                                             poor performance could hurt
                                                             the Fund significantly.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                   Mid Cap Blend Fund           Growth & Income Fund
                                    (Acquired Fund)               (Acquiring Fund)
------------------------------------------------------------------------------------
Small and Medium              The Funds' investments in
Capitalization Stock Risk     companies having small or
                              medium market capitalizations
                              may be subject to larger and
                              more erratic price movements
                              than investments in large
                              capitalization companies.
------------------------------------------------------------------------------------
Portfolio Turnover Risk       The purchase and sale of
                              portfolio investments by
                              these Funds normally will
                              exceed 100% per year. The
                              transaction costs of such
                              rates of "turnover" could
                              materially increase a Fund's
                              expenses.
------------------------------------------------------------------------------------
Derivative Risk               Certain derivative
                              instruments can produce
                              disproportionate gains or
                              losses and are riskier than
                              direct investments. Also, in
                              a down market, derivatives
                              could become harder to value
                              or sell at a fair price.
                              Derivatives include such
                              instruments as futures
                              contracts, options, and
                              currency contracts.
------------------------------------------------------------------------------------
Initial Public Offering       A significant part of either
 ("IPO") Risk                 Fund's investment return may
                              at times to attributable to
                              investments in IPOs. The
                              availability of IPO
                              investments is erratic,
                              however. Many IPO stocks are
                              issued by, and involve the
                              risks associated with, small
                              and medium capitalization
                              companies. The risks
                              associated with IPO investing
                              would be less for the
                              Acquiring Fund, due to its
                              larger size.
------------------------------------------------------------------------------------

 Fundamental Investment Restrictions

  The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

  In certain minor respects, the fundamental investment restrictions of the Acquired Fund are broader or narrower than those of the Acquiring Fund. Given the nature of the Funds' investment programs, however, it is highly unlikely that these differences would ever impact either Fund in any way that materially changed its character or its risk profile. Therefore, John Hancock does not regard these differences as significant.

 Investment Advisory Services

  John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-advisers and other service providers.

  The Acquired Fund pays investment management fees to John Hancock pursuant to the following fee schedule: .75% per annum of the Fund's first $250,000,000 of average daily net assets; .70% of the next $250,000,000; and .65% of any additional amounts. The Acquiring Fund pays investment management fees to John Hancock pursuant to the following fee schedule: .71% per annum of the first $150,000,000 of the Fund's average daily net assets; .69% of the next $150,000,000; and .67% of all additional amounts. The Acquired Fund currently has less than $25,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring Fund will exceed $2,000,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

  In the investment management agreements of both the Acquiring and the Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of
 .10% per annum of the Fund's average daily net assets.

  Independence serves as a sub-adviser for each Fund. In addition, for the Acquiring fund, Putnam serves as co-sub-adviser. The sub-advisers have primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions. John Hancock, as the Acquiring Fund's investment manager, advises the Fund about how much of the Fund's assets should, at a given time, be under the day-to-day management of Independence or Putnam. At June 30, 2001, Independence had responsibility for approximately 80% of the Acquiring Fund's assets, and Putnam had responsibility for approximately 20%. Since then, net inflows of shareholder moneys into the Acquiring Fund have been allocated to the assets managed by each sub-adviser on a 50-50 basis, while outflows have been allocated on an asset-weighted basis. John Hancock has no plans to change this allocation procedure, except to the extent that the assets acquired pursuant to this proposed merger will be allocated entirely to Independence.

  The sub-advisers receive their compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fees they pay to John Hancock. With respect to the Acquiring Fund, Independence receives sub-management fees from John Hancock at the rate of .1875% per annum of the Fund's average daily net assets that are under Independence's responsibility. Putnam receives sub-management fees from John Hancock at the following rates for the Acquiring Fund: .50% of the first $150,000,000 of the Fund's average daily assets that are under Putnam's responsibility; .45% of the next $150,000,000; and .35% of any additional amounts.

                         VOTING PROCEDURES AND CONDUCT
                         OF THE SHAREHOLDERS' MEETING

  This Proxy Statement/Prospectus is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Trust's five "Acquired Funds" discussed in this Proxy
Statement/Prospectus. The meeting will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on December 13, 2001 at 11:00 A.M. Boston time.

Solicitation of Voting Instructions (i.e., "Proxies")

  This solicitation is being made of all shares of each Acquired Fund that are attributable to variable annuity or variable life insurance contracts (together with any certificates of interest thereunder, "Contracts") that are supported by John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF, H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). Each Fund will bear the costs properly attributable to discharging its role in connection with the Proposal that pertains to it. The nature and estimated amount of such costs are set out above in the discussion of each Proposal. All other expenses will be borne by the issuing insurance companies (the "Insurance Companies"). In addition to solicitations by mail, regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Contract owners on or about November 19, 2001.

Voting Instructions

  Although the Insurance Companies, through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by Contract owners, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Contract owner executing them. If an insufficient number of affirmative votes are obtained to approve any matter, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that Proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Contract owner present at the meeting may withdraw his/her voting instruction form and vote in person. The Insurance Companies will vote the Acquired Fund's shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

  The Insurance Companies will vote the shares of an Acquired Fund held in their respective Accounts that are attributable to Contracts in accordance with the voting instructions received from the owners of those Contracts. An Account's shares in the Acquired Fund that are not attributable to Contracts or for which no timely voting instructions are received will be represented and voted by the Insurance Companies in the same proportion as the voting instructions that are received from all owners of Contracts participating in the Fund through that Account. (Acquired Fund shares that are not attributable to Contracts include, for example, any shares purchased with contributions made as "seed money" to the Fund by an Insurance Company.)

  Please refer to Appendix C to this Proxy Statement/Prospectus if you wish additional information about the number of shares of each Acquired Fund that are outstanding or that are attributable to an Insurance Company (rather than to Contract owners).

Required Vote

  In order for the shareholders to approve one of the Proposals in this Proxy Statement/Prospectus, the Proposal must receive the favorable vote of more than 50% of the outstanding shares of the relevant Acquired Fund, or, if less, 67% or more of that Fund's shares present or represented at the meeting.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                          CAPITALIZATION OF THE FUNDS

  As to each Proposal, the following tables set forth as of June 30, 2001: (i) the capitalization of the Acquired Fund, (ii) the capitalization of the Acquiring Fund, and (iii) the pro forma capitalization of the Acquired Fund as adjusted to give effect to the combination of the two Funds:

Proposal 1

                                                                  Pro-Forma
                               Acquired Fund     Acquiring Fund Acquired Fund
                             (Large Cap Value      (Large Cap   and Acquiring
                                CORE SM II)      Value CORE SM)      Fund
                           --------------------- -------------- --------------
Net Assets................     $  6,596,000      $   43,987,000 $   50,583,000
Shares Outstanding........          621,000           4,268,000      4,906,000
Net Asset Value Per
 Share....................           $10.62              $10.31         $10.31

Proposal 2

                                                                  Pro-Forma
                               Acquired Fund     Acquiring Fund Acquired Fund
                               (Large/MidCap     (Large/Midcap  and Acquiring
                                 Value II)           Value)          Fund
                           --------------------- -------------- --------------
Net Assets................     $121,102,000      $   36,569,000 $  157,671,000
Shares Outstanding........        8,480,000           3,246,000     13,990,000
Net Asset Value Per
 Share....................           $14.28              $11.27         $11.27

Proposal 3

                                                                  Pro-Forma
                                                                Acquired Fund
                           Acquired Fund (Active Acquiring Fund and Acquiring
                                 Bond II)        (Active Bond)       Fund
                           --------------------- -------------- --------------
Net Assets................     $  6,583,000      $  816,297,000 $  822,880,000
Shares Outstanding........          635,000          86,035,000     86,670,000
Net Asset Value Per
 Share....................           $10.37               $9.49          $9.49

Proposal 4

                                                                  Pro-Forma
                                                                Acquired Fund
                               Acquired Fund     Acquiring Fund and Acquiring
                           (Aggressive Balanced)   (Managed)         Fund
                           --------------------- -------------- --------------
Net Assets................     $ 20,378,000      $2,729,864,000 $2,750,242,000
Shares Outstanding........        2,087,000         203,150,000    204,706,000
Net Asset Value Per
 Share....................            $9.76              $13.44         $13.44

Proposal 5

                                                                  Pro-Forma
                                                 Acquiring Fund Acquired Fund
                               Acquired Fund       (Growth &    and Acquiring
                              (Mid Cap Blend)       Income)          Fund
                           --------------------- -------------- --------------
Net Assets................     $ 22,599,000      $2,799,990,000 $2,822,589,000
Shares Outstanding........        1,876,000         217,626,000    219,326,000
Net Asset Value Per
 Share....................           $12.04              $12.87         $12.87

  The numbers in the foregoing tables exclude any merger costs. After each merger, the financial statements of the combined Funds will be based on the historical financial statements of the Acquiring Fund.

  At September 20, 2001, the net assets of each Fund were as follows:

Acquired Fund                               Corresponding Acquiring Fund
-------------                               ----------------------------
Large Cap Value CORE SM II--$5,651,000      Large Cap Value CORE SM--$42,822,000
Large/Mid Cap Value II--$93,573,000         Large/Mid Cap Value--$41,995,000
Active Bond II--$7,401,000                  Active Bond--$845,578,000
Aggressive Balanced--$16,018,000            Managed--$2,336,076,000
Mid Cap Blend--$16,779,000                  Growth & Income--$2,121,501,000

  In addition to the Fund combinations described in Proposals 1-5 above, two of the Acquiring Funds are also planning to be the acquiring fund in a combination with certain other funds managed by an affiliate of John Hancock. Specifically, one such other funds having net assets of approximately $63 million at June 30, 2001, would combine with the Active Bond Fund; and two such other Funds, having net assets at June 30, 2001 of approximately $6 million and $41 million, respectively, would combine with the Growth & Income Fund. These transactions are subject to approval by the other funds' shareholders and other contingencies. They are currently planned for December 2001. If they do occur, these transactions would further increase the size of the Active Bond Fund and Growth & Income Fund.

                          DISTRIBUTION OF FUND SHARES

  The shares of all the Acquired Funds and all of the Acquiring Funds are identical shares of beneficial interest in the Trust, except that they each represent an interest in a different investment portfolio (series) of the Trust.

  Each Fund currently sells its shares exclusively to separate investment accounts of John Hancock and John Hancock's affiliated insurance companies to support variable annuity contracts and variable life insurance contracts (and any certificates thereunder) issued by those companies. These Accounts buy or redeem shares of the Fund based on (1) a Contract owner's instruction to invest or receive back monies under a Contract (such as making a premium payment or surrendering a Contract) and (2) the operation of a Contract (such as deduction of Contract fees and charges).

  Therefore, the "distribution" (marketing) of shares of both the Acquired Funds and the Acquiring Funds is highly dependent on the efforts and willingness of John Hancock and its affiliated companies to promote the offer and sale of the Funds as investment options under variable annuity and variable life insurance contracts they issue.

                        NET ASSET AND SHARE VALUATIONS

  Each Fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by an Account of a Contract owner's instructions. Each Fund calculates its NAV:

  .  by dividing its net assets by the number of its outstanding shares,

  . once daily as of the close of regular trading on the New York Stock Exchange (generally at 4 p.m., New York City time) on each day the Exchange is open.

  The Funds can be expected to hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when Contract owners will not be able to instruct a separate account to buy or redeem fund shares.

  The Funds value their securities based on market quotations, amortized cost, valuations of independent pricing services, or fair value determined in accordance with procedures approved by the Trust's Trustees. A

Fund may value securities at fair value where, for example, market quotations are not readily available, or the value of securities has been materially affected after the closing of a foreign market.

                     AGREEMENT AND PLAN OF REORGANIZATION

  To implement the proposed combination, the Funds have entered into an Agreement and Plan of Reorganization (the "Plan") that sets forth the terms and conditions of the combination. The Plan can be terminated at any time as to any combination by mutual agreement of the parties. Also, the Plan provides that each combination is subject to a prior condition that the shareholders of the Acquired Fund in that combination approve the transaction.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

  This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports that the Trust has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940.

  The Trust and each of its investment portfolios, including the Acquired Funds and the Acquiring Funds, are subject to the informational requirements of the Investment Company Act of 1940 and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by those entities (including the Trust's Form N-14 Registration Statement of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the prescribed rates at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 1401 Brickell Avenue, Suite 200, Miami, Florida 33131; 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; 1801 California Street, Suite 4800, Denver, Colorado 80202; and 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. The SEC also maintains a web site at http://www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.

            APPENDIX A--Basic Information About Each Acquiring Fund

  Basic information about each Acquiring Fund appears below on the following pages:

   Acquiring Fund                                                          Page
   --------------                                                          ----
   Large Cap Value CORESM................................................. A-1
   Large/Mid Cap Value.................................................... A-3
   Active Bond............................................................ A-5
   Managed................................................................ A-7
   Growth & Income........................................................ A-9

Large Cap Value CORE SM Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and dividend income.
The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.
The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quan-titative model. "CORE SM" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index. Stocks are purchased that have:
 . Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and
 . favorable prospects for capital appreciation and/or dividend paying ability. The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.
The Fund normally invests in 100 to 350 stocks, with at least 65% (usually higher) of the Fund's assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, Standard & Poor's Depositary Receipts (SPDRs) and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other secu-rities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management
Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $282 billion
in assets at the end of 2000

FUND MANAGERS

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The graph will show how the Fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [CHART]

                                2000     5.12%


Best quarter: up 8.62%, third quarter 2000 Worst quarter: down 4.14%, first quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index
1 year        5.12% 7.01%
Life of Fund  6.58% 6.59%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since its inception on August 31, 1999. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Sharehold-ers for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

                                                                 Six Months
                                                              Ended 6/30/01
Period:                             1999**           2000       (Unaudited)
Net asset value, beginning of
 period                             $10.00        $ 10.16        $ 10.42
Income from investment operations:
 Net investment income (loss)         0.04           0.15           0.04
 Net realized and unrealized gain
  (loss) on investments*              0.31           0.36          (0.11)
 Total from investment operations     0.35           0.51          (0.07)
Less distributions:
 Distributions from net investment
  income and capital paid in         (0.04)         (0.16)         (0.04)
 Distributions from net realized
  gain on investments sold           (0.14)         (0.06)           --
 Distributions in excess of
  income, capital paid in & gains    (0.01)         (0.03)           --
 Total distributions                 (0.19)         (0.25)         (0.04)
Net asset value, end of period      $10.16        $ 10.42        $ 10.31
Total investment return***            3.58%(a)       5.12%         (0.66)%(a)
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                        $6,371        $18,164        $43,987
Ratio of expenses to average net
 assets (%)                           0.85%(b)(c)    0.85%(c)       0.84%(b)(c)
Ratio of net investment income
 (loss) to average net assets (%)     1.13%(b)       1.54%          0.93%(b)
Turnover rate (%)                    30.90%(a)      59.15%         29.44%(a)

* The amount shown may not accord with the change in the aggregate gains and losses in the Fund's securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the Fund.
** Fund began operations on August 31, 1999.
*** The performance shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospec-tus.
(a) Not annualized.
(b) Annualized.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.09% and 1.17% for the years ended December 31, 2000 and 1999, respectively and 1.00% for the period ended June 30, 2001.

Large/Mid Cap Value Fund
GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

 . stocks in the Russell 1000(R) Value Index, or

 . stocks with dividend yields greater than the Russell 1000(R) Index, or

 . stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in large and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $274 billion
in assets at the end of 2000

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976
PAST PERFORMANCE

The graph will show how the Fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [CHART]

                                2000     13.41%


Best quarter: up 11.62%, first quarter 2000 Worst quarter: down 5.65%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        13.41% 7.01%
Life of Fund  13.76% 6.59%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since its inception on August 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

                                                              Six Months
                                                           Ended 6/30/01
Period:                          1999**           2000       (Unaudited)
                                                           -------------
Net asset value, beginning of
 period                          $10.00        $ 10.42           $ 11.57
Income from investment
 operations:
 Net investment income (loss)      0.03           0.09              0.05
 Net realized and unrealized
  gain (loss) on investments*      0.45           1.30             (0.30)
 Total from investment
  operations                       0.48           1.39             (0.25)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                         (0.03)         (0.10)            (0.05)
 Distributions from net
  realized gain on investments
  sold                            (0.02)         (0.08)              --
 Distributions in excess of
  income, capital paid in &
  gains                           (0.01)         (0.06)              --
 Total distributions              (0.06)         (0.24)            (0.05)
Net asset value, end of period   $10.42        $ 11.57           $ 11.27
Total investment return***         4.72%(a)      13.41%            (2.22)%(a)
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $6,101        $15,728           $36,569
Ratio of expenses to average
 net assets (%)                    1.05%(b)(c)    1.05%(c)          1.03%(b)(c)
Ratio of net investment income
 (loss) to average net assets
 (%)                               0.94%(b)       0.97%             0.88%(b)
Turnover rate (%)                 23.03%(a)      86.97%            38.78%(a)

* The amount shown may not accord with the change in the aggregate gains and losses in the Fund's securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the Fund.
**   Fund began operations August 31, 1999.
*** The performance shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospec-tus.
 (a) Not annualized.
 (b) Annualized.
 (c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.36% and 1.42% for the years ended December 31, 2000 and 1999, respectively, and 1.16% for the period ended June 30, 2001.

Active Bond Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a diversified mix of debt securities including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities (if dollar-denominated);

 . corporate bonds, both U.S. and foreign (if dollar-denominated); and

 . mortgage-backed and asset-backed securities.

The manager normally invests:

 . mostly in investment grade debt securities; and

 . no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents. The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGER

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Managed fund since 1995
Associated with subadviser since 1985
Began career in 1977

PAST PERFORMANCE

The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                   [CHART]

                               1991     16.70%
                               1992      7.70%
                               1993     10.80%
                               1994     -2.57%
                               1995     19.55%
                               1996      4.10%
                               1997     10.11%
                               1998      8.23%
                               1999     -0.94%
                               2000     10.45%


Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        10.45% 11.63%
5 years        6.30%  6.46%
10 years       8.20%  7.96%
Life of Fund   8.04%  8.16%

Index:Lehman Brothers Aggregate Bond Index

*Began operations on March 29, 1986.

MAIN RISKS
Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since January 1, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

                                                                                  Six Months
                                                                                       Ended
                                                                                     6/30/01
Period:                        1996      1997      1998      1999       2000     (Unaudited)
Net asset value,
 beginning of period       $  10.13  $   9.77  $   9.95  $   9.92   $   9.12      $   9.44
Income from investment
 operations:
 Net investment income
  (loss)                       0.69      0.71      0.69      0.67       0.64          0.29
 Net realized and
  unrealized gain (loss)
  on investments*             (0.31)     0.24      0.11     (0.76)      0.28          0.06
 Total from investment
  operations                   0.38      0.95      0.80     (0.09)      0.92          0.35
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.69)    (0.71)    (0.69)    (0.71)     (0.60)        (0.30)
 Distributions from net
  realized gain on
  investments sold            (0.05)    (0.06)    (0.14)      --         --            --
 Distributions in excess
  of income, capital paid
  in & gains                    --        --        --        --         --            --
 Total distributions          (0.74)    (0.77)    (0.82)    (0.71)     (0.60)        (0.30)
Net asset value, end of
 period                    $   9.77  $   9.95  $   9.92  $   9.12   $   9.44      $   9.49
Total investment return**      4.10%    10.11%     8.23%    (0.94)%    10.45%         3.63%(a)
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $726,111  $803,770  $907,121  $850,286   $842,297      $816,297
Ratio of expenses to
 average net assets (%)        0.29%     0.31%     0.29%     0.28%      0.41%(e)      0.71%(b)(c)
Ratio of net investment
 income (loss) to average
 net assets (%)                7.07%     7.18%     6.84%     6.97%      6.98%         6.13%(b)(d)
Turnover rate (%)            119.12%   138.29%   228.74%   182.90%    224.24%       130.85%(a)

 * The amount shown may not accord with the change in the aggregate gains and losses in the Fund's securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the Fund.
** The performance shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(a) Not annualized.
(b) Annualized.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .73% for the period ended June 30, 2001.
(d) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 6.33% for the period ended June 30, 2001.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .44% for the year ended December 31, 2000.

Managed Fund

GOAL AND STRATEGY
This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.
The Fund invests primarily in a diversified mix of:
 . common stocks of large and mid sized U.S. companies, and . bonds with an overall intermediate term average maturity.

The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Capital Guardian receiving $500 million (approximately 16% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These alloca-tion methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are pur-chased that are undervalued relative to the stock's history and have improving earnings growth prospects. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors. Independence seeks to maintain risk and sector characteristics of the Fund similar to those of the overall equity market.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 80 to 160 stocks, with at least 65% (usually higher) in large cap companies. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

Capital Guardian's equity sector exposures are a result of stock selec-tion as opposed to prede- termined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in large and mid cap companies. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). Each portion of the Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity and to implement foreign currency strategies.

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109
Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at the end of 2000
FUND MANAGERS
Management by investment team overseen by:
John C. Forelli (equity)
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1990
Jay C. Leu, CFA (fixed income)
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadvisor in 1997
Portfolio Manager, Pacific Capital Asset Management (1995-1997)
SUBADVISER
Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071
Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000
FUND MANAGERS
Equity
Managed by team of 23 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience
Fixed Income
Team managed by 3 portfolio managers
Average of 15 years with Capital Guardian
Average of 18 years industry experience
See Appendix A for more details
PAST PERFORMANCE
The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the Fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [CHART]

                                1991     22.00%
                                1992      7.70%
                                1993     11.60%
                                1994     -2.23%
                                1995     27.09%
                                1996     10.72%
                                1997     18.72%
                                1998     20.42%
                                1999      9.10%
                                2000      0.03%

Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 7.22%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2 Index 3**
1 year         0.03%  -9.11%  11.63%  -0.99%
5 years       11.55%  18.35%   6.46%  12.96%
10 years      12.15%  17.46%   7.96%  13.02%
Life of Fund  11.57%  15.26%   8.16%  12.09%

Index 1: S&P 500 Index
Index 2:Lehman Brothers Aggregate Bond Index
Index 3:A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)
* Began operations on March 29, 1986.
**John Hancock believes Index 3 is a more suitable index against which to meas-ure the Fund's performance because it more closely matches the Fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.
Secondary
Foreign Risk:
The Fund's foreign securities will pose special risks, due to limited govern-ment regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly- industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since January 1, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

                                                                                                          Six Months
                                                                                                               Ended
                                                                                                            6/30//01
Period:                                            1996        1997        1998        1999        2000  (Unaudited)
Net asset value, beginning of period         $    13.73  $    13.35  $    14.35  $    15.64  $    15.45  $      3.82
Income from investment operations:
 Net investment income (loss)                      0.61        0.59        0.46        0.44        0.44         0.15
 Net realized and unrealized gain (loss)
   on investments*                                 0.81        1.86        2.43        0.94       (0.45)       (0.38)
 Total from investment operations                  1.42        2.45        2.89        1.38       (0.01)       (0.23)
Less distributions:
 Distributions from net investment income
  and capital paid in                             (0.61)      (0.67)      (0.51)      (0.43)      (0.44)       (0.15)
 Distributions from net realized gain
   on investments sold                            (1.19)      (0.78)      (1.09)      (1.14)      (1.18)         --
 Distributions in excess of income, capital
   paid in & gains                                  --          --          --          --          --           --
 Total distributions                              (1.80)      (1.45)      (1.60)      (1.57)      (1.62)       (1.15)
Net asset value, end of period               $    13.35  $    14.35  $    15.64  $    15.45  $    13.82   $    13.44
Total investment return**                         10.72%      18.72%      20.42%       9.10%       0.03%       (1.73)%(a)
Ratios and supplemental data
Net assets, end of period (000s omitted)($)  $2,386,660  $2,800,127  $3,301,910  $3,430,919  $2,995,794   $2,729,864
Ratio of expenses to average net assets (%)        0.36%       0.37%       0.36%       0.36%       0.46%        0.77%(b)
Ratio of net investment income (loss) to
 average net assets (%)                            4.41%       4.18%       2.99%       2.75%       2.86%        2.19%(b)(c)
Turnover rate (%)                                113.61%     200.41%     160.57%     203.86%     210.35%       90.71%(a)

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** The performance shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(a) Not annualized.
(b) Annualized.
(c) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 1.58% for the period ended June 30, 2001.

Growth & Income Fund

GOAL AND STRATEGY


This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.


The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.


The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Putnam receiving $1 billion (approximately 26% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemp-tions will be allocated on an asset-weighted basis. These allocation methodolo-gies may change in the future.


Independence Investment LLC ("Independence") selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earn-ings growth prospects.


Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests in 80 to 160 stocks, with at least 65% (usually higher) of its assets in large cap companies.


Putnam Investment Management, LLC ("Putnam") selects stocks using a combination of:


 . a systematic screening approach to rank stocks based on: fundamental cata-lyst (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and


 . proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.


Putnam seeks broad diversification by security and sector and uses risk manage-ment tools and qualitative judgement to determine sector and stock-specific weightings. Putnam normally invests in 65 to 110 stocks, with at least 65% (usually higher) of its assets in large and mid cap companies.


The Fund is "non-diversified", which means that it can take larger positions in individual issuers.


Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, Putnam may invest in stock index futures to manage cash flow.


In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at end of 2000

FUND MANAGERS
Management by investment team overseen by:

Paul F. McManus
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1982

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $370 Billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

C. Beth Cotner, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
Began career in 1976

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                   [CHART]

                               1991     26.00%
                               1992      8.90%
                               1993     13.33%
                               1994     -0.56%
                               1995     34.21%
                               1996     20.10%
                               1997     29.79%
                               1998     30.25%
                               1999     16.23%
                               2000    -13.10%

Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 12.05%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund   Index
1 year        -13.10% -9.11%
5 years        15.44% 18.35%
10 years       15.58% 17.46%
Life of fund   14.17% 15.26%

Index:S & P 500 Index

*Began operations on March 29, 1986.

MAIN RISKS
Primary

  Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

  Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

  Investment Category Risk: The returns of the Fund's specific equity invest-ment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

  Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

  Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

  Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

  Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

  Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS The financial highlights table below is intended to help you understand the Acquiring Fund's financial performance since January 1, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information as of June 30, 2001 (which is unaudited) the information in the below table has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Trust's Annual Report to Shareholders for the year ended December 31, 2000 (which is available upon request via the phone number or address on the cover page of this Proxy Statement/Prospectus).

                                                                                        Six Months
                                                                                           Ended
                                                                                          6/30/01
Period:                          1996        1997        1998        1999        2000   (Unaudited)
Net asset value,
 beginning of period       $    13.94  $    14.65  $    16.61  $    19.49  $    20.01   $    14.18
Income from investment
 operations:
 Net investment income
  (loss)                         0.34        0.27        0.23        0.20        0.17         0.02
 Net realized and
  unrealized gain (loss)
  on investments*                2.43        4.07        4.75        2.88       (2.77)       (1.31)
 Total from investment
  operations                     2.77        4.34        4.98        3.08       (2.60)       (1.29)
Less distributions:
 Distributions from net
  investment income and
  capital paid in               (0.34)      (0.27)      (0.23)      (0.20)      (0.40)       (0.02)
 Distributions from net
  realized gain on
  investments sold              (1.72)      (2.11)      (1.87)      (2.36)      (2.69)         --
 Distributions in excess
  of income, capital paid
  in & gains                      --          --          --          --        (0.14)         --
 Total distributions            (2.06)      (2.38)      (2.10)      (2.56)      (3.23)       (0.02)
Net asset value, end of
 period                    $    14.65  $    16.61  $    19.49  $    20.01  $    14.18   $    12.87
Total investment return**       20.10%      29.79%      30.25%      16.23%     (13.10)%      (9.13)%(a)
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $2,047,927  $2,785,964  $3,670,785  $4,218,841  $3,324,988   $2,799,990
Ratio of expenses to
 average net assets (%)          0.27%       0.28%       0.27%       0.28%       0.40%        0.77%(b)(c)
Ratio of net investment
 income (loss) to average
 net assets (%)                  2.24%       1.61%       1.24%       0.98%       0.84%       (0.35)%(b)
Turnover rate (%)               81.02%      74.56%      48.45%      70.16%     112.94%       43.75%(a)

 * The amount shown may not accord with the change in the aggregate gains and losses in the Fund's securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in mar-ket values of the Fund.
** The performance shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(a) Not annualized.
(b) Annualized.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .78% for the period ended June 30, 2001.

     APPENDIX B--Performance Information Pertaining to each Acquiring Fund

  Information about the performance of each Acquiring Portfolio appears below on the following pages:

   Acquiring Fund                                                           Page
   --------------                                                           ----
   Large Cap Value CORESM.................................................. B-2
   Large/Mid Cap Value..................................................... B-3
   Active Bond............................................................. B-4
   Managed................................................................. B-5
   Growth & Income......................................................... B-7

                                                    Inception: August 31, 1999

 Large Cap Value Core Fund
 Goldman Sachs Asset Management                             Brown/Jones/Pinter


 During the one-year reporting period the Large Cap Value CORE Fund generated a total cumulative return of 5.12%, versus the 7.01% total cumulative return of the Fund's benchmark, the Russell 1000 Value Index.
 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.
 Over the reporting period the returns of our various investment themes were extremely erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another--reflecting the high overall return dispersion nature of the market.
 The CORE themes struggled within the Index universe, especially the Value theme. In particular, Value had its two worst quarters (second and fourth quarters) since inception, and the fourth quarter of 2000 marked the worst quarter since inception of our Momentum and Stability themes. Though Research did not do as badly as the other three themes, it did have a slightly negative return for the year. Strong stock selection within the Financial and Consumer Non-Cyclical sectors helped returns, though we lagged the benchmark in the Consumer Services and Consumer Cyclical sectors.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


                                    [CHART]


                    Large Cap Value    Russell 1000
                       Core Fund       Value Index
     8/31/1999          10,001           10,000
     9/30/1999           9,711            9,650
    10/31/1999          10,332           10,206
    11/30/1999          10,222           10,126
    12/31/1999          10,358           10,175
     1/31/2000           9,967            9,843
     2/29/2000           9,306            9,112
     3/31/2000          10,354           10,223
     4/30/2000          10,236           10,105
     5/31/2000          10,315           10,211
     6/30/2000           9,925            9,744
     7/31/2000          10,094            9,866
     8/31/2000          10,735           10,415
     9/30/2000          10,781           10,510
    10/31/2000          10,930           10,769
    11/30/2000          10,421           10,370
    12/31/2000          10,888           10,889



Top Ten Holdings (as of December 31, 2000)
------------------------------------------------------------------------------

                                              % of             six months ago
                                           Investments        % of Investments

CitiGroup, Inc.                                4.3%                  1.4%
Exxon Mobil Corp.                              3.9%                  2.2%
SBC Communications, Inc.                       2.4%                  1.1%
Johnson & Johnson                              2.3%                  0.1%
American International Group, Inc.             2.3%                  0.8%
Merck & Co., Inc.                              2.1%                  N/A
Verizon Communications                         1.9%                  N/A
Wells Fargo & Co.                              1.8%                  0.6%
Chevron Corp.                                  1.6%                  0.7%
Morgan Stanley, Dean Witter, Discover & Co.    1.4%                  0.4%


Average Annual Total Returns*
------------------------------------------------------------------------------

                            Large Cap           Russell 1000       MorningStar
                         Value CORE Fund        Value Index        Peer Group+
                         ---------------        ------------       -----------

1 Year                        5.12%                 7.01%              7.01%
Since Inception (8/31/99)     6.58                  6.60%               N/A


Top Ten Sectors (as of December 31, 2000)
------------------------------------------------------------------------------

                          % of
                       Investments

Financial                 29.8%
Energy                    11.0%
Health Care                9.4%
Utility                    8.7%
Consumer Staple            8.1%
Consumer Cyclical          8.0%
Capital Equipment          7.8%
Technology                 7.4%
Basic Material             4.0%
Retail                     3.0%


* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Cap Value investment category.

                                                    Inception: August 31, 1999

 Large/Mid Cap Value Fund
 Wellington Management Company, LLP                          D. Chu/L. Gabriel


 During the fourth quarter, the Large/Mid Cap Value Fund gained 4.14%, outperforming the Fund's benchmark, the Russell 1000 Value Index, which increased 3.6% for the quarter ended December 31, 2000. For the one-year period ending December 31, 2000 the Fund returned 13.41% well ahead of its 2001 benchmark which only increased 7.0%.
 The US equity market lost ground during the fourth quarter due to fears over eroding corporate earnings, high energy prices, and uncertainty concerning the outcome of the US presidential election. Growth stocks lagged while value issues led the way as the Russell 1000 Value Index (3.6%) outperformed the Russell 1000 Growth Index (-21.4%) during the fourth quarter.
 During the quarter, the Fund's sector weights were kept closely in line with those of the Russell 1000 Value Index. The sectors in the Fund that added the most value were finance and energy. Conversely, the utilities and health care sectors detracted from returns.
 Some of the Fund's largest contributors through stock selection during the quarter include: Washington Mutual, which was the Fund's top performer, Ultramar Diamond Shamrock, which was a solid performer in the energy sector, and Fannie Mae, which was able to beat expectations, driven by strong loan growth and stable credit conditions.
 The year 2000 was the beginning of what we believe to be a longer-term rally in US larger capitalization value stocks. A Euro that has strengthened from the 2000 lows will boost larger-company profits, while continued consolidation in many economically sensitive sectors will drive the returns of many value stocks upward in the quarters to come. As we begin the New Year, we continue to believe that broad diversification across economic sectors is a central tenet of the investment strategy. We will continue to look for opportunities in large cap stocks that represent value through active Fund management.


                                    [CHART]

                       Large/Mid Cap   Russell 1000
                        Value Fund     Value Index
     8/31/1999             10,001        10,000
     9/30/1999              9,787         9,650
    10/31/1999             10,352        10,206
    11/30/1999             10,295        10,126
    12/31/1999             10,472        10,175
     1/31/2000             10,031         9,843
     2/29/2000              9,614         9,112
     3/31/2000             10,829        10,223
     4/30/2000             10,445        10,105
     5/31/2000             10,607        10,211
     6/30/2000             10,218         9,744
     7/31/2000             10,452         9,866
     8/31/2000             11,179        10,415
     9/30/2000             11,405        10,510
    10/31/2000             11,710        10,769
    11/30/2000             11,229        10,370
    12/31/2000             11,877        10,889

Top Ten Holdings (as of Deceember 31, 2000)
------------------------------------------------------------------------------
                                                % of         six months ago
                                             invesmtents    % of investments
Citigroup, Inc.                                  3.3%             2.2%
Verizon Communications                           3.1%             N/A
Washington Mutual, Inc.                          2.9%             N/A
Exxon Mobile Corp.                               2.6%             N/A
Federal national mortgage Assoc.                 2.4%             1.0%
American International Group, Inc.               2.4%             0.8%
Cigna Corp.                                      2.2%             0.7%
Wichovia Corp.                                   2.0%             0.7%
KeyCorp                                          N/A              N/A
Sara Lee Corp.                                   1.9%             0.3%

Average Annual Rotal Returns*
------------------------------------------------------------------------------
                            Large/Mid Cap   Russell 1000     MorningStar
                             Value Fund      Value Index     Peer Group+
                            -------------   ------------     -----------
1 Year                         13.41%           7.01%            11.37%
Since inception (8/31/99)      13.76            6.60              N/A

Top Ten Sectors (as of December 31, 2000)
------------------------------------------------------------------------------
                        % of                                         % of
                     investments                                 investments
Financial               8.6%           Utility                       5.1%
Technology              8.5%           Health Care                   4.7%
Capital Equipment       7.9%           Consumer Cyclical             4.1%
Energy                  7.6%           Basic Material                N/A
Consumer Staple         7.5%           Retail                        2.9%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as outlined in the prospectus. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Large Cap Value category and a 50% weighting of the Mid Cap Value category.

                                                     Inception: March 29, 1986

 Active Bond Fund (Formerly Sovereign Bond Fund)
 John Hancock Advisers, Inc.                                          James Ho

 During the quarter the Fund gained 3.84%, underperforming the Lehman Aggregate Index at 4.21%. YTD the Fund performed well on an absolute basis, returning 10.45%, though underperforming the index return of 11.63%. Underperformance can be attributed to the Fund's bias towards spread product, as most spread sectors underperformed Treasuries for both periods. Treasuries had their best year of performance since 1995. Our underweight position in this sector relative to the benchmark, for both the quarter and year, detracted from performance results. The Fund's overweight position in corporate bonds relative to the index detracted from performance results for both the quarter and 2000.
 With the unexpected and aggressive rate cut on January 3rd, the Fed effectively put a floor under the economy and the risk of recession is greatly reduced. Given an expected upturn in the economy later in 2001 in response to this stimulus action, we think interest rates may be close to bottom. We plan to use periods of market strength to reduce interest rate sensitivity by shortening duration. With a backdrop of a stronger economy expected, we plan to reduce our defensive stance. We'll likely reduce our Treasury holdings and asset backed securities and increase investments in the high-yield sector, which currently offers very attractive values and yields. We'll also look for attractive values among lower-rated investment grade issues. Additionally, we're likely to move away from defensive industry sectors-- such as energy, health care and utilities-in favor of more economically sensitive sectors such as autos, home building and financials. Our neutral weighting in mortgage securities is likely to remain constant, and we will emphasize prepayment-resistant securities with coupons of between 6% and 7%. Emerging markets may present opportunities, especially if the U.S. economy rebounds.


                                    [CHART]

                            Historical Fund Return

$10,000 Investment made 12/31/90 (10 year period)

                         Active Bond Fund           Active Bond Benchmark/1/

     12/1/1990                 10,000                       10,000
      1/1/1991                 10,081                       10,112
      2/1/1991                 10,204                       10,199
      3/1/1991                 10,298                       10,269
      4/1/1991                 10,448                       10,387
      5/1/1991                 10,526                       10,436
      6/1/1991                 10,534                       10,425
      7/1/1991                 10,648                       10,556
      8/1/1991                 10,889                       10,799
      9/1/1991                 11,110                       11,025
     10/1/1991                 11,219                       11,123
     11/1/1991                 11,313                       11,234
     12/1/1991                 11,666                       11,613
      1/1/1992                 11,553                       11,441
      2/1/1992                 11,583                       11,501
      3/1/1992                 11,554                       11,438
      4/1/1992                 11,628                       11,507
        May-92                 11,822                       11,730
        Jun-92                 11,976                       11,902
        Jul-92                 12,265                       12,207
        Aug-92                 12,398                       12,316
        Sep-92                 12,565                       12,483
        Oct-92                 12,412                       12,292
        Nov-92                 12,374                       12,281
        Dec-92                 12,559                       12,492
        Jan-93                 12,783                       12,765
        Feb-93                 13,049                       13,030
        Mar-93                 13,121                       13,075
        Apr-93                 13,203                       13,175
        May-93                 13,196                       13,169
        Jun-93                 13,467                       13,468
        Jul-93                 13,581                       13,554
        Aug-93                 13,868                       13,865
        Sep-93                 13,936                       13,914
        Oct-93                 13,951                       13,971
        Nov-93                 13,846                       13,813
        Dec-93                 13,911                       13,874
        Jan-94                 14,114                       14,082
        Feb-94                 13,855                       13,775
        Mar-94                 13,561                       13,438
        Apr-94                 13,440                       13,326
        May-94                 13,417                       13,302
        Jun-94                 13,404                       13,271
        Jul-94                 13,621                       13,537
        Aug-94                 13,654                       13,542
        Sep-94                 13,495                       13,338
        Oct-94                 13,473                       13,323
        Nov-94                 13,448                       13,299
        Dec-94                 13,554                       13,387
        Jan-95                 13,812                       13,644
        Feb-95                 14,143                       13,960
        Mar-95                 14,253                       14,054
        Apr-95                 14,459                       14,249
        May-95                 15,081                       14,846
        Jun-95                 15,211                       14,965
        Jul-95                 15,145                       14,907
        Aug-95                 15,320                       15,098
        Sep-95                 15,474                       15,252
        Oct-95                 15,726                       15,476
        Nov-95                 15,960                       15,731
        Dec-95                 16,203                       15,962
        Jan-96                 16,299                       16,061
        Feb-96                 15,986                       15,721
        Mar-96                 15,888                       15,589
        Apr-96                 15,808                       15,481
        May-96                 15,804                       15,455
        Jun-96                 15,964                       15,662
        Jul-96                 16,015                       15,698
        Aug-96                 16,027                       15,660
        Sep-96                 16,317                       15,939
        Oct-96                 16,664                       16,311
        Nov-96                 16,925                       16,611
        Dec-96                 16,868                       16,426
        Jan-97                 16,931                       16,446
        Feb-97                 17,011                       16,481
        Mar-97                 16,831                       16,284
        Apr-97                 17,061                       16,522
        May-97                 17,253                       16,676
        Jun-97                 17,479                       16,876
        Jul-97                 18,003                       17,392
        Aug-97                 17,826                       17,198
        Sep-97                 18,115                       17,468
        Oct-97                 18,271                       17,747
        Nov-97                 18,372                       17,841
        Dec-97                 18,573                       18,028
        Jan-98                 18,828                       18,283
        Feb-98                 18,812                       18,246
        Mar-98                 18,919                       18,303
        Apr-98                 19,011                       18,394
        May-98                 19,180                       18,591
        Jun-98                 19,364                       18,781
        Jul-98                 19,400                       18,796
        Aug-98                 19,591                       19,162
        Sep-98                 20,040                       19,710
        Oct-98                 19,852                       19,570
        Nov-98                 20,043                       19,688
        Dec-98                 20,102                       19,735
        Jan-99                 20,287                       19,875
        Feb-99                 19,871                       19,402
        Mar-99                 20,013                       19,499
        Apr-99                 20,076                       19,548
        May-99                 19,859                       19,346
        Jun-99                 19,809                       19,286
        Jul-99                 19,769                       19,232
        Aug-99                 19,730                       19,217
        Sep-99                 19,906                       19,390
        Oct-99                 19,946                       19,462
        Nov-99                 20,016                       19,460
        Dec-99                 19,913                       19,366
        Jan-00                 19,830                       19,302
        Feb-00                 20,053                       19,536
        Mar-00                 20,256                       19,794
        Apr-00                 20,178                       19,736
        May-00                 20,160                       19,727
        Jun-00                 20,583                       20,137
        Jul-00                 20,748                       20,320
        Aug-00                 21,062                       20,615
        Sep-00                 21,181                       20,745
        Oct-00                 21,293                       20,882
        Nov-00                 21,576                       21,224
        Dec-00                 21,994                       21,619

                                    [CHART]

Top Ten Holdings (As of December 31, 2000)

                                            % of      six months ago
                                        Investments  % of investments

Government National Mortgage Assoc.         25.9%          22.1%
U.S. Treasury                               11.4%          18.4%
Federal National Mortgage Assoc.             8.8%          10.4%
GMAC Commercial Mortgage Securities, Inc.    1.4%           1.4%
Peco Energy Transition Trust                 1.3%           0.3%
Hydro-Quebec                                 1.1%           1.1%
Amresco Residential Securities               1.0%           1.0%
Morgan Stanley Capital                       1.0%           N/A
UCFC Home Equity Loan                        1.0%           1.5%
Cleveland Electric Illuminating Co.          0.8%           0.8%
Average Annual Total Returns*
          Active Bond    Active Bond     Morning Star
              Fund       Benchmark(1)     Peer Group+
          -----------    ------------    ------------
 1 Year      10.45%          11.63%          8.21%
 3 Years      5.80            6.24           4.86
 5 Years      6.30            6.25           5.69
10 Years      8.20            7.62           7.80

Fund Composition (as of December 31, 2000)
Credit Quality                Duration
--------------                --------
Short Term         5.30%     less than 1 year        5.30%
AAA               44.80%            1-3 Years        0.30%
AA                 8.00%            3-5 Years        0.00%
A                 13.80%           5-10 Years       88.60%
BBB               15.40%   More than 10 Years        7.80%
BB                 8.80%
B                  3.50%
Below B            0.00%
NR/NA              0.40%

(1) The Active Bond Benchmark represents the Lehman Brothers
Government/Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.

*Total Return are for the period ended December 31, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents and average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having an Intermediate Term Bond investment category.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment LLC                                J. Forrelli/J. Leu
 Capital Guardian Trust Company                                Management Team

Effective November 1, the Fund was modified to a multi-managed investment approach.
 The Managed Fund is a multi-manager fund with two sub-advisers, each of which employs its own investment approach and independently manages its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 Independence has a normal target mix of 60% stocks and 40% bonds and selects stocks and bonds using a combination of fundamental equity research and quantitative tools Capital Guardian has a normal target of 70% stocks and 30% bonds and selects stocks and bonds using a fundamental, research-driven approach. Capital Guardian also employs a multiple-manager approach by which each portfolio manager and the research analysts as a group each manage a separate portion of the portfolio to capture the highest conviction ideas of the investment team.
 As of December 31, 2000, Independence managed approximately 84% and Capital Guardian managed approximately 16% of the Fund's assets. The Fund returned 0.03% compared to -0.99% for the benchmark.

Independence Investment LLC
 We are pleased to report that your portfolio ended a difficult and volatile year ahead of its benchmark.
 We were able to add value above the S&P 500 through solid stock selection during the fourth quarter. Health care names such as Bristol Myers and Merck were especially strong, due to their consistent and reliable earnings growth. Financial stocks also performed well, driven higher by the sentiment that the Fed will soon begin to cut interest rates. Finally, many retailers, such as TJX and Kohls, came back strong in the fourth quarter.
 The domestic fixed income portion of your portfolio outperformed the Lehman Aggregate index during the quarter due to its overweight in agency bonds as spreads tightened. The domestic fixed income portion benefited from its overweight in finance, which was the stronger-performing corporate sector. Your bond portfolio's international bond exposure was raised to 20% during the quarter. The exposure to international bonds also had a positive impact on your portfolio's performance.
 The pressure on US corporate profits will continue into 2001. We project flat corporate earnings in 2001, followed by a rebound in 2002. We expect US GDP to increase 2% in 2001 after roaring ahead by 5% in 2000. A better environment will unfold later in 2001 as central banks led by the US Fed begin to ease and investors look past the slowdown. We also remain constructive on the fixed income markets. Shorter-term interest rates should decline further as the economy continues to moderate. Looking forward, corporate bonds will be helped by a more accommodative Fed and a steepening yield curve. Deteriorating fundamentals in the short term will make issue and sector selection critical.

Capital Guardian Trust Company
 Overweighting stocks versus bonds hindered returns in the fourth quarter. Within U.S. equities, owning significantly less in technology-related stocks than the index was beneficial to returns. Holding several software stocks that bucked the downward trend also helped. Over the quarter we reduced our exposure to the communications services and equipment areas and increased our exposure to food, beverage, drug, and semi-conductor-related companies.
 Within the fixed-income segment, returns within sectors were good, though our sector mix worked against us. Our overweight position in corporate securities hindered relative returns. Duration was kept close to neutral, though more importantly, we increased our exposure to the intermediate part of the yield curve, which was helpful.
 We are continuing to shift assets away from fixed income and toward U.S. equities. Stock prices and interest rates have both declined significantly, bringing equity valuations back to reasonable levels. From a bottom-up view, our U.S. equity analysts are finding attractive opportunities. While we are optimistic about equities in general, we continue to have concerns in the technology, media, and telecommunications area, and another downturn would not surprise us. Earnings estimates for these companies might be lowered further, given the cooler economic environment.
 Bonds, on the other hand, have rallied and real yields have dropped from near the top of their traditional range to near the bottom. While we were early in shifting away from bonds, we believe the market has now fully priced in a major economic slowdown. Within our bond Funds we have an emphasis on corporate securities. While government bonds have led the rally, spreads to corporate securities are as wide or wider than in the early 1990s and have much room for improvement.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment Associates, Inc.                    J. Forelli/J. Leu
 Capital Guardian Trust Company                                Management Team





                                    [CHART]

                                  Managed Fund   Managed Benchmark(1)
                  31-Dec-90          10,000            10,000
                  31-Jan-91          10,282            10,277
                  28-Feb-91          10,683            10,689
                  28-Mar-91          10,836            10,854
                  30-Apr-91          10,889            10,931
                  31-May-91          11,166            11,191
                  28-Jun-91          10,876            10,929
                  31-Jul-91          11,134            11,254
                  30-Aug-91          11,400            11,515
                  30-Sep-91          11,433            11,540
                  31-Oct-91          11,576            11,668
                  27-Nov-91          11,420            11,491
                  31-Dec-91          12,198            12,341
                  31-Jan-92          12,009            12,135
                  28-Feb-92          12,093            12,244
                  31-Mar-92          11,938            12,090
                  30-Apr-92          12,190            12,303
                  29-May-92          12,364            12,455
                  30-Jun-92          12,401            12,457
                  31-Jul-92          12,746            12,866
                  31-Aug-92          12,649            12,794
                  30-Sep-92          12,808            12,956
                  30-Oct-92          12,688            12,879
                  30-Nov-92          12,941            13,090
                  31-Dec-92          13,139            13,289
                  29-Jan-93          13,307            13,483
                  26-Feb-93          13,509            13,715
                  31-Mar-93          13,753            13,887
                  30-Apr-93          13,548            13,770
                  28-May-93          13,751            13,953
                  30-Jun-93          13,957            14,135
                  30-Jul-93          13,941            14,146
                  31-Aug-93          14,413            14,579
                  30-Sep-93          14,469            14,551
                  29-Oct-93          14,636            14,729
                  30-Nov-93          14,497            14,575
                  31-Dec-93          14,663            14,696
                  31-Jan-94          15,006            15,052
                  28-Feb-94          14,608            14,685
                  31-Mar-94          14,180            14,185
                  29-Apr-94          14,253            14,219
                  31-May-94          14,255            14,322
                  30-Jun-94          14,113            14,129
                  29-Jul-94          14,431            14,504
                  31-Aug-94          14,655            14,803
                  30-Sep-94          14,346            14,513
                  31-Oct-94          14,409            14,671
                  30-Nov-94          14,186            14,388
                  30-Dec-94          14,336            14,541
                  31-Jan-95          14,605            14,869
                  28-Feb-95          15,043            15,330
                  31-Mar-95          15,239            15,609
                  28-Apr-95          15,578            15,945
                  31-May-95          16,175            16,594
                  30-Jun-95          16,412            16,856
                  31-Jul-95          16,673            17,104
                  31-Aug-95          16,873            17,237
                  29-Sep-95          17,373            17,687
                  31-Oct-95          17,407            17,786
                  30-Nov-95          17,966            18,323
                  29-Dec-95          18,220            18,627
                  31-Jan-96          18,501            19,005
                  29-Feb-96          18,424            18,895
                  29-Mar-96          18,445            18,907
                  30-Apr-96          18,482            18,980
                  31-May-96          18,704            19,208
                  28-Jun-96          18,882            19,377
                  31-Jul-96          18,468            18,968
                  30-Aug-96          18,626            19,146
                  30-Sep-96          19,211            19,855
                  31-Oct-96          19,679            20,359
                  29-Nov-96          20,434            21,320
                  31-Dec-96          20,173            20,992
                  31-Jan-97          20,651            21,655
                  28-Feb-97          20,722            21,766
                  31-Mar-97          20,239            21,182
                  30-Apr-97          20,787            21,970
                  30-May-97          21,389            22,748
                  30-Jun-97          21,969            23,392
                  31-Jul-97          23,211            24,678
                  29-Aug-97          22,554            23,854
                  30-Sep-97          23,311            24,694
                  31-Oct-97          23,079            24,479
                  28-Nov-97          23,632            25,110
                  31-Dec-97          23,949            25,457
                  31-Jan-98          24,214            25,770
                  27-Feb-98          25,313            26,865
                  31-Mar-98          26,249            27,725
                  30-Apr-98          26,427            27,947
                  29-May-98          26,341            27,765
                  30-Jun-98          27,082            28,537
                  31-Jul-98          26,802            28,377
                  31-Aug-98          24,292            26,101
                  30-Sep-98          25,127            27,349
                  30-Oct-98          26,464            28,626
                  30-Nov-98          27,569            29,731
                  31-Dec-98          28,838            30,796
                  29-Jan-99          29,276            31,655
                  26-Feb-99          28,479            30,844
                  31-Mar-99          29,086            31,653
                  30-Apr-99          29,923            32,428
                  28-May-99          29,450            31,854
                  30-Jun-99          30,496            32,873
                  30-Jul-99          29,856            32,203
                  31-Aug-99          29,669            32,100
                  30-Sep-99          29,293            31,721
                  29-Oct-99          30,426            32,971
                  30-Nov-99          30,621            33,373
                  31-Dec-99          31,463            34,488
                  31-Jan-00          30,286            33,401
                  29-Feb-00          29,874            33,184
                  31-Mar-00          32,026            35,308
                  28-Apr-00          31,551            34,630
                  31-May-00          31,278            34,197
                  30-Jun-00          31,845            34,987
                  31-Jul-00          31,673            34,788
                  31-Aug-00          33,123            36,287
                  29-Sep-00          32,100            35,227
                  31-Oct-00          32,267            35,231
                  30-Nov-00          30,904            33,797
                  29-Dec-00          31,471            34,149


Top Ten holdings (as of December 21, 2000)
------------------------------------------------------------------------------
                                                   % of       six months ago
                                                investments  % of investments

Federal National Mortgage Assoc.                    2.7%            11.1%
U.S. Treasury                                       2.2%             3.1%
Pfizer, Inc.                                        1.8%             0.5%
General Electric Co.                                1.6%             3.1%
Citigroup, Inc.                                     1.6%             2.2%
Government National Mortgage Assoc.                 1.4%             3.4%
Republic of Italy                                   1.4%             1.2%
Bank of America Corp.                               1.4%             N/A
Exxon Mobile Corp.                                  N/A              1.0%
Cisco Systems, Inc.                                 1.2%             2.6%

Average Annual Total Returns*
------------------------------------------------------------------------------
                                     Managed       Managed         MorningStar
                                      Fund       Benchmark(1)      Peer Group+
                                     -------     ------------      -----------
  1 Year                              0.03%         -0.99%            2.10%
 3 Years                              9.53          10.28             8.39
 5 Years                             11.55          12.89            11.47
10 Years                             12.15          12.41            12.21
Top Ten Sectors (as of December 31,2000)
------------------------------------------------------------------------------
                         % of                                       % of
                      investments                               investments

Financial                23.7%         Consumer Cyclical            5.3%
Governmental             22.7%         Retail                       4.1%
Technology               13.0%         Energy                       4.0%
Health Care              11.0%         Utility                      3.9%
Capital Equipment         7.3%         Consumer Staple              2.8%

(1)The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Government/Corporate bond from April 1986 to December 1997 then 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998 and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment category.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment LLC                                   Paul F. McManus
 Putnam Investments                                             C. Beth Cotner


Effective November 1, the Fund was modified to a multi-managed investment approach
 The Growth & Income Fund is a multi-manager fund with two sub-advisers each independently managing their own portion of the Fund. The two managers employ a distinct and complementary investment strategy. This unique multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 Independence selects stocks using a combination of fundamental equity research and quantitative tools and focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects.
 Putnam selects stocks using a systematic screening approach and fundamental equity research and focuses on large and mid cap stocks with opportunities for above average growth.
 As of December 31, 2000, Independence managed approximately 77% and Putnam managed approximately 23% of the Fund's assets. For the year, the Fund performed -13.10% below the benchmark's performance of -9.11%.

Independence Investment LLC
 The Fund outperformed the benchmark in the fourth quarter. Stock prices declined in the period as fears over an accelerating economic slowdown were discounted in the market. Increasing numbers of technology companies began to preannounce earnings shortfalls. The Fund was modestly underweight technology stocks, and this benefited portfolio performance, although specific stock selection skill was slightly negative. Health care was over weighted, particularly in large drug companies. Both stock selection and the active overweight benefited performance for the quarter. Holdings in Bristol Meyers, Merck and Pharmacia Upjohn helped the portfolio. Electric utilities were another positive are as investors were becoming even more defensive as the economy was slowing. Perceived as safer technology stocks, information services companies like First Data Corp and EDS did relatively well and helped portfolio performance.
 With the market being defensive, food and beverage stocks did well. We had an underweight there as valuations did not justify the purchases of some of the stocks. This relative underweight negatively impacted performance in the quarter. In the media area, fears of the slowing economy affected the broadcasters as advertising budgets became suspect. Also, the delay of Time Warner--AOL adversely affected performance of those stocks.
 Looking forward, we continue to maintain a broad sector neutral strategy while emphasizing individual stock selection. Based upon the relative valuation of stocks we will continue to select the best stocks within industries based upon their valuation and outlook for sustainable earnings growth.

Putnam Investments
 The Fund benefited from overweighting the robust energy, conglomerate, utilities, and financial sectors, along with strong stock selection. In particular, exceptional stock performance by one of our holdings (Tyco) made conglomerates the greatest contributor to performance. The next-largest contribution came from energy, where oil services stocks boosted returns; in financial services, insurance (American International Group) and investment banking/brokerage (Goldman Sachs) aided performance.
 The single largest detractor from performance came from technology, where the benefit of being underweight in a very weak sector was more than offset by poor stock performance in software (Openwave Systems, Veritas Software), communications equipment (Redback Networks, Juniper Networks), and business applications software (Agile Software, I2 Technologies). Fund performance was also hindered by health care (underweighting pharmaceuticals and weak stock selection in biotechnology); overweighting communications services (the worst-performing sector), along with weak stock performance from that sector in the cellular industry (Sprint PCS, Nextel); underweighting consumer staples (along with not owning non-alcoholic beverage companies and owning weak TV broadcasting companies); and finally, underweighting consumer cyclicals.
 In the volatile environment of the new year, we anticipate additional earnings disappointments, especially in stocks leveraged to the consumer. We believe that the current environment will continue to place pressure on rapidly expanding, high-quality growth companies. We have concentrated the Fund on companies with a proven record of expanding profits even in unsettled economic times. Higher energy prices should benefit oil and gas producers and energy services companies. Going forward, we will be overweight energy (oil services) and financial services (banking/brokerage services and insurance) stocks while underweighting technology (communications equipment and software) and consumer staples (media and TV broadcasting.)

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment LLC                                   Paul F. McManus
 Putnam Investments                                             C. Beth Cotner



                                    [CHART]

                         Growth & Income S&P 500/./
                              Fund         Index
     12/1/1990               10,000        10,000
      1/1/1991               10,449        10,442
      2/1/1991               11,145        11,190
      3/1/1991               11,406        11,456
      4/1/1991               11,401        11,488
      5/1/1991               11,844        11,980
      6/1/1991               11,266        11,432
      7/1/1991               11,655        11,967
      8/1/1991               11,905        12,249
      9/1/1991               11,760        12,048
     10/1/1991               11,933        12,209
     11/1/1991               11,518        11,716
     12/1/1991               12,596        13,055
      1/1/1992               12,375        12,812
      2/1/1992               12,522        12,976
      3/1/1992               12,311        12,722
      4/1/1992               12,702        13,092
        May-92               12,827        13,163
        Jun-92               12,732        12,972
        Jul-92               12,734        13,495
        Aug-92               12,911        13,222
        Sep-92               13,056        13,374
        Oct-92               13,033        13,422
        Nov-92               13,541        13,875
        Dec-92               13,717        14,056
        Jan-93               13,858        14,159
        Feb-93               14,052        14,350
        Mar-93               14,487        14,659
        Apr-93               14,101        14,299
        May-93               14,467        14,686
        Jun-93               14,609        14,734
        Jul-93               14,530        14,665
        Aug-93               15,115        15,223
        Sep-93               15,142        15,111
        Oct-93               15,400        15,418
        Nov-93               15,263        15,273
        Dec-93               15,545        15,460
        Jan-94               16,007        15,978
        Feb-94               15,541        15,547
        Mar-94               14,939        14,871
        Apr-94               15,199        15,064
        May-94               15,257        15,310
        Jun-94               14,980        14,931
        Jul-94               15,385        15,426
        Aug-94               15,957        16,053
        Sep-94               15,486        15,667
        Oct-94               15,733        16,025
        Nov-94               15,211        15,437
        Dec-94               15,459        15,663
        Jan-95               15,777        16,070
        Feb-95               16,400        16,693
        Mar-95               16,763        17,187
        Apr-95               17,252        17,688
        May-95               17,826        18,386
        Jun-95               18,232        18,818
        Jul-95               18,814        19,445
        Aug-95               18,936        19,498
        Sep-95               19,757        20,314
        Oct-95               19,628        20,243
        Nov-95               20,456        21,134
        Dec-95               20,748        21,525
        Jan-96               21,300        22,266
        Feb-96               21,576        22,479
        Mar-96               21,852        22,695
        Apr-96               22,098        23,029
        May-96               22,609        23,623
        Jun-96               22,733        23,720
        Jul-96               21,659        22,664
        Aug-96               22,175        23,145
        Sep-96               23,205        24,445
        Oct-96               23,772        25,115
        Nov-96               25,354        27,021
        Dec-96               24,918        26,492
        Jan-97               26,201        28,137
        Feb-97               26,344        28,365
        Mar-97               25,318        27,185
        Apr-97               26,545        28,808
        May-97               27,985        30,577
        Jun-97               29,088        31,940
        Jul-97               31,688        34,476
        Aug-97               30,083        32,559
        Sep-97               31,832        34,344
        Oct-97               30,635        33,197
        Nov-97               31,787        34,734
        Dec-97               32,341        35,331
        Jan-98               32,690        35,723
        Feb-98               35,358        38,299
        Mar-98               37,336        40,260
        Apr-98               37,439        40,666
        May-98               37,030        39,967
        Jun-98               38,602        41,590
        Jul-98               38,151        41,149
        Aug-98               32,294        35,199
        Sep-98               33,951        37,455
        Oct-98               36,978        40,500
        Nov-98               39,191        42,954
        Dec-98               42,123        45,428
        Jan-99               43,536        47,327
        Feb-99               42,184        45,855
        Mar-99               43,433        47,690
        Apr-99               45,263        49,535
        May-99               43,943        48,366
        Jun-99               46,973        51,051
        Jul-99               45,365        49,458
        Aug-99               44,829        49,210
        Sep-99               43,592        47,862
        Oct-99               46,142        50,892
        Nov-99               46,676        51,925
        Dec-99               47,579        54,983
        Jan-00               47,808        52,223
        Feb-00               48,957        51,236
        Mar-00               45,974        56,247
        Apr-00               44,819        54,554
        May-00               49,836        53,436
        Jun-00               48,617        54,750
        Jul-00               47,976        53,896
        Aug-00               48,744        57,243
        Sep-00               48,151        54,221
        Oct-00               51,130        53,993
        Nov-00               48,040        49,738
        Dec-00               34,913        49,982



Top Ten Holdings (as of December 31, 2000)
------------------------------------------------------------------------------

                                 % of            six months ago
                              Investments       % of Investments

General Electric Co.             3.3%                 5.9%
Pfizer, Inc.                     3.0%                 0.9%
Cisco Systems, Inc.              2.4%                 4.6%
Citigroup, Inc.                  2.3%                 4.1%
Merck & Co., Inc.                2.2%                 1.6%
Microsoft Corp.                  2.1%                 7.1%
Exxon Mobil Corp.                2.1%                 1.4%
Wal-Mart Stores, Inc.            1.9%                 1.5%
Intel Corp.                      N/A                  3.1%
Tyco International, Ltd.         1.9%                 1.5%


Average Annual Total Returns*
------------------------------------------------------------------------------

                             Growth & Income   S&P 500       MorningStar
                                  Fund          Index        Peer Group+
                               ----------      -------       -----------
  1 Year                         -13.10%        -9.11%         -7.59%
 3 Years                           9.57         12.26          11.71
 5 Years                          15.44         18.35          17.02
10 Years                          15.58         16.56          16.58

Top Ten Sectors (as of December 31, 2000)
------------------------------------------------------------------------------

                                         % of
                                      Investments

Technology                               28.1%
Health Care                              17.9%
Financial                                15.4%
Capital Equipment                        13.6%
Retail                                    5.6%
Energy                                    5.6%
Consumer Cyclical                         4.9%
Utility                                   4.5%
Consumer Staple                           1.7%
Basic Material                            1.6%


* Total returns for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

/./ "Standard & Poor's 500" is a trademark of the McGraw-Hill Companies, Inc.
    and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, told or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Cap Blend investment category.

                    APPENDIX C--Share Ownership Information

  As of the close of business on October 10, 2001 (the record date for the shareholders meeting), there were the following shares outstanding:

                                                                       Number of
Name of Fund                                                            Shares
------------                                                           ---------
Large Cap Value CORESM II.............................................   631,192
Large/Mid Cap Value II................................................ 7,591,097
Active Bond II........................................................   751,004
Aggressive Balanced................................................... 1,869,281
Mid Cap Blend......................................................... 1,755,916

  Each share is entitled to one vote, and fractional votes will be counted.

  The number of a Fund's shares attributable to each owner of a variable life insurance contract or certificate ("VLI Contract") is determined by dividing, as of the record date of the shareholders meeting, the VLI Contract's cash (or account) value (less any outstanding indebtedness) in the applicable Account subaccount corresponding to that Fund by the net asset value of one share of that Fund as of that same date. The number of a Fund's shares attributable to each owner of a variable annuity contract ("VA Contract") is determined by dividing, as of the record date of the meeting, the value of the "accumulation shares" under the VA Contract (or, for each Contract under which annuity payments have commenced, the amount of the Contract's reserves) in the applicable Account subaccount by the net asset value of one share of that Fund as of that same date.

  As of the close of business on October 10, 2001, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to their outstanding Contracts.

                                                                Percentage of
                                                    Number of       Total
Name of Fund                                         Shares   Shares Outstanding
------------                                        --------- ------------------
Large Cap Value CORESM II..........................  507,675        80.4%
Large/Mid Cap Value II.............................        0           0%
Active Bond II.....................................  539,775        71.9%
Aggressive Balanced................................  522,487        28.0%
Mid Cap Blend......................................  123,131         7.0%

  No Contract owner had voting authority over as much as 5% of any of the above-listed Funds' shares as of the record date, except that one individual Contract owner's interest in the Large Cap Value CORESM II Fund was 26,357 shares, or approximately 5.2 percent. Nor did the Trust's officers and Trustees, collectively, have such authority over as much as 1% of any Fund's shares.

                       LARGE CAP VALUE CORE/SM/ II FUND*
                          LARGE/MID CAP VALUE II FUND**
                             ACTIVE BOND II FUND***
                            AGGRESSIVE BALANCED FUND
                               MID CAP BLEND FUND
    (each an "Acquired Fund" and a separate investment fund of John Hancock
                          Variable Series Trust I),
                             197 Clarendon Street
                               Boston, MA 02117,
                          Toll Free: 1-800-732-5443)

                         LARGE CAP VALUE CORE/SM/ FUND
                            LARGE/MID CAP VALUE FUND
                                ACTIVE BOND FUND
                                  MANAGED FUND
                              GROWTH & INCOME FUND
   (each an "Acquiring Fund" and a separate investment fund of John Hancock
                           Variable Series Trust I)

                      STATEMENT OF ADDITIONAL INFORMATION
                           Dated: November 19, 2001


This Statement of Additional Information ("SAI") is not a prospectus, but you should read it in conjunction with the Combined Proxy Statement and Prospectus dated November 19, 2001 of the above-listed Acquired Funds and Acquiring
Funds, for use in connection with the Special Meeting of Shareholders of the Acquired Funds, to be held on December 13, 2001. The Acquired Funds and the Acquiring Funds are separate investment funds (series) of John Hancock Variable Series Trust I (the "Trust").

For a free copy of the Combined Proxy Statement and Prospectus, please contact the Trust at the address or phone number shown above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto:

     Attachment 1. Statement of Additional Information for the Trust dated May
                   1, 2001.

     Attachment 2. Annual Report of the Trust for the period ended December 31,
                   2000.

     Attachment 3. Semi-annual Report of the Trust for the period ended June 30,
                   2001.

     Attachment 4. Pro-forma financial statements relating to the proposed combination of the Large Cap Value CORE/SM/ II Fund with the Large Cap Value CORE/SM/ Fund and the proposed combination of the Large/Mid Cap Value II Fund with the Large/Mid Cap Value Fund.****

*    Known as the American Leaders Large Cap Value Fund prior to January 1,
     2001.

**   Known as the Mid Cap Value Fund prior to January 1, 2001.

***  Known as the Core Bond Fund prior to January 1, 2001.

**** Pursuant to applicable SEC rules, pro-forma financial statements for the other Fund combinations covered by the proxy statement/prospectus have been omitted, because the net assets of the Acquired Fund did not exceed 10% of the Acquiring Fund's net assets at any time within 30 days prior to the filing of the registration statement of which this SAI is a part.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS


        /\ Please fold and detach card at perforation before mailing /\


LARGE CAP VALUE CORE II FUND
(Formerly "American Leaders Large Cap Value Fund")
A Series of John Hancock Variable Series Trust I

Special Meeting of Shareholders
To Be Held on December 13, 2001

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 19, 2001 is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.

                    Date __________________________, 2001

                        PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN ENCLOSED ENVELOPE

                    ------------------------------------------------------------

                    ------------------------------------------------------------
                                          Signature(s)
                    NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      JH VST/VST

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS

       /\  Please fold and detach card at perforation before mailing.  /\

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. If this card is executed, but you give no direction, the shares will be voted for the proposal. They will be voted in the discretion of the insurance company upon any other business that may properly come before the meeting, or any adjournment(s) thereof.

Proposal 1: To combine the Large Cap Value CORE/SM/ II Fund with the Large Cap Value CORE Fund.


      FOR [_]                 AGAINST [_]                    ABSTAIN [_]


      PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD


                                                                             LCC

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS


        /\ Please fold and detach card at perforation before mailing /\


LARGE MID/CAP VALUE II FUND
(Formerly "Mid Cap Value Fund")
A Series of John Hancock Variable Series Trust I

Special Meeting of Shareholders
To Be Held on December 13, 2001

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above-referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 19, 2001 is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.

                    Date __________________________, 2001

                        PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN ENCLOSED ENVELOPE

                    ------------------------------------------------------------

                    ------------------------------------------------------------
                                          Signature(s)
                    NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      JH VST/VST

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                      THE EXPENSE OF ADDITIONAL MAILINGS


      /\   Please fold and detach card at perforation before mailing.  /\


Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. If this card is executed, but you give no direction, the shares will be voted for the proposal. They will be voted in the discretion of the insurance company upon any other business that may properly come before the meeting, or any adjournment(s) thereof.

Proposal 2: To combine the Large/Mid Cap II Value Fund with the Large/Mid Cap Value Fund.

       FOR [_]                AGAINST [_]                    ABSTAIN [_]


     PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                                                             LMC

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS

        /\ Please fold and detach card at perforation before mailing /\

ACTIVE BOND II FUND
(Formerly the "Core Bond Fund")
A Series of John Hancock Variable Series Trust I

Special Meeting of Shareholders
To be Held on December 13, 2001

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above-referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 19, 2001 is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.



                    Date __________________________, 2001


                    PLEASE SIGN, DATE AND RETURN
                    PROMPTLY IN ENCLOSED ENVELOPE

                    --------------------------------------------------------


                    --------------------------------------------------------
                                           Signature(s)
                    NOTE: Signature(s) should agree with the name(s) printed
                    hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      JH VST/VST

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                             VOTE THIS CARD TODAY!
                     A PROMPT RESPONSE WILL SAVE THE FUND
                      THE EXPENSE OF ADDITIONAL MAILINGS


       /\ Please fold and detach card at perforation before mailing. /\



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. If this card is executed, but you give no direction, the shares will be voted for the proposal. They will be voted in the discretion of the insurance company upon any other business that may properly come before the meeting, or any adjournment(s) thereof.

Proposal 3:  To combine the Active Bond II Fund with the Active Bond Fund.

          FOR [_]              AGAINST [_]               ABSTAIN [_]





     PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                                                             AB2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                             VOTE THIS CARD TODAY!
                     A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

        /\ Please fold and detach card at perforation before mailing /\

AGGRESSIVE BALANCED FUND
A Series of John Hancock Variable Series Trust I

Special Meeting of Shareholders
To Be Held on December 13, 2001

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above-referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 19, 2001 is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.


                                       Date __________________________, 2001

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE

                                       ----------------------------------------


                                       ----------------------------------------
                                                      Signature(s)
                                       NOTE: Signature(s) should agree with the
                                       name(s) printed hereon. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full name as such. If a corporation,
                                       please sign in full corporate name by
                                       president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      JH VST/VST

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                             VOTE THIS CARD TODAY!
                     A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILING


        /\ Please fold and detach card at perforation before mailing /\



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. If this card is executed, but you give no direction, the shares will be voted for the proposal. They will be voted in the discretion of the insurance company upon any other business that may properly come before the meeting, or any adjournment(s) thereof.

Proposal 4:  To combine the Aggressive Balanced Fund with the Managed Fund.

          FOR [_]              AGAINST [_]               ABSTAIN [_]





     PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                                                             AGB

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS

        /\ Please fold and detach card at perforation before mailing /\

MID CAP BLEND FUND
A Series of John Hancock Variable Series Trust I

Special Meeting of Shareholders
To be Held on December 13, 2001

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above-referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Thursday, December 13, 2001 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated November 19, 2001 is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.


                    Date __________________________, 2001

                    PLEASE SIGN, DATE AND RETURN
                    PROMPTLY IN ENCLOSED ENVELOPE

                    -------------------------------------------------------


                    -------------------------------------------------------
                                          Signature(s)
                    NOTE: Signature(s) should agree with the name(s) printed
                    hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                      JH VST/VST

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                        THE EXPENSE OF ADDITIONAL MAILINGS

        /\ Please Fold and Detach card at perforation before mailing /\


Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. If this card is executed, but you give no direction, the shares will be voted for the proposal. They will be voted in the discretion of the insurance company upon any other business that may properly come before the meeting, or any adjournment(s) thereof.


Proposal 5:  To combine the Mid Cap Blend Fund with the Growth & Income Fund.

    FOR [_]                   AGAINST [_]                     ABSTAIN [_]

     PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                                                             MCB